Waddell & Reed Advisors Funds
        Waddell & Reed Advisors Accumulative Fund
        Waddell & Reed Advisors Core Investment Fund
        Waddell & Reed Advisors Science and
          Technology Fund

     Annual
     Report
     -----------------
     June 30, 2002

CONTENTS

         3     Waddell & Reed Advisors Accumulative Fund

        23     Waddell & Reed Advisors Core Investment Fund

               Waddell & Reed Advisors Science and
        43       Technology Fund

        62     Notes to Financial Statements

        72     Independent Auditors' Report

        73     Income Tax Information

        75     Directors & Officers

        83     Annual Privacy Notice

        85     Householding Notice












This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied with or preceded by the Waddell & Reed Advisors Funds, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION
---------------------------------------------------------------------------
  June 30, 2002

An interview with Antonio Intagliata, portfolio manager of Waddell & Reed Advisors Accumulative Fund

This report relates to the operation of Waddell & Reed Advisors Accumulative Fund for the fiscal year ended June 30, 2002. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund slightly outperformed its benchmark index, before the impact of sales load, and slightly underperformed its benchmark index when considering the impact of sales load. On an absolute basis, however, the results were disappointing. The Class A shares of the Fund declined 15.34 percent during the fiscal year, before sales load impact, and declined 20.21 percent, including the impact of sales load. This compares with the benchmark S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 18.02 percent for the year, and the Lipper Multi-Cap Core Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which declined 17.12 percent for the year. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag (with sales load impact) its benchmark index during the fiscal year?
It is quite difficult for an equity fund to produce growth in a market that shows very little progress. Frankly, the one truly positive thing about the Fund's last fiscal year is that it is finally over. Throughout the period, every time it looked as if the market's turning point was close, something happened to dash that hope. Events such as the terrorist attacks in September, ongoing geopolitical uncertainties and corporate scandals all have combined to produce a total loss of investor confidence. What did we do to attempt to improve the Fund's performance? Gradually, we tried to decrease the Fund's volatility. We took some losses, stressed stock selection and, ultimately, built a stronger cash position.

What other market conditions or events influenced the Fund's performance during the fiscal year?
Historically, the two most important variables for the equity market have been interest rates and corporate profits. Interest rates have been low for some time. The trend in corporate profits appears to be turning positive. So, why, by June 30, had the market not begun to move upward? Valuation is part of the reason, we believe. Since 1929, no bull market has ever started with a higher price-to-earnings ratio than today's. Also, the climate has been tainted somewhat by the recent corporate accounting scandals. The most disturbing feature in the current market environment is that investors are out of trust. Events have forced them to question U.S. corporate leaders with increasing skepticism.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We eliminated our exposure to wireless and cable sectors. Crushing debt loads in general, and fraud at times, have effectively shut off the debt and equity markets for many companies in these industries, in our opinion. Also, our technology position has been reduced to a negligible amount. Generally, we follow a rule of thumb that says if there has been no improvement in capital spending, it is not wise to delve too deeply into technology investments.

Health care stocks have been mixed, with hospital management companies performing very well, while pharmaceutical and biotechnology issues have performed poorly. Numerous patent expirations of major drugs, slow approvals or contrary positions from the Food and Drug Administration on new drugs, and some manufacturing problems have offset strong unit growth and pricing power of large pharmaceutical companies.

Two areas -- financials and energy -- have strong positions in the portfolio, and both outperformed the general market in the latter part of the fiscal year. A meaningful position in electric utilities was initiated toward the end of the fiscal year.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
We anticipate that a primary change in the near term will concern the Fund's technology position. As soon as a turnaround in capital spending is visible, we intend to use most of our cash holdings for technology issues and, potentially, some cyclicals. We feel that we cannot avoid the large technology sector for an extended period, given that those issues are generally growth candidates. Our financial holdings likely will decrease, as we forecast higher inflation and interest rates during the next calendar year. Pharmaceutical and drug exposure likely will be maintained at low percentages, due to the challenges mentioned above. Lastly, we intend to continue to maintain large holdings in the defense industry. Unfortunately, we feel this is warranted, given that the specter of additional terrorist attacks remains, the Middle East is still in turmoil, a war between U.S. and Iraq is possible and the India-Pakistan conflict continues to play out.

Respectfully,

Antonio Intagliata
Manager
Waddell & Reed Advisors
Accumulative Fund

Comparison of Change in Value of $10,000 Investment

           Waddell & Reed Advisors Accumulative Fund, Class A Shares,
                                 S&P 500 Index
                and Lipper Multi-Cap Core Funds Universe Average

                          Waddell &                        Lipper
                      Reed Advisors                     Multi-Cap
                       Accumulative                          Core
                              Fund,            S&P          Funds
                            Class A            500       Universe
                             Shares          Index        Average
                       ------------          -----       --------
     12-31-92                 9,425         10,000         10,000
     12-31-93                10,565         11,007         11,338
     12-31-94                10,408         11,153         11,351
     12-31-95                14,050         15,344         14,865
     12-31-96                16,302         18,867         17,712
     12-31-97                20,269         25,148         22,044
     12-31-98                25,136         32,366         26,117
     12-31-99                30,725         39,185         32,791
     12-31-00                36,244         35,586         31,904
      6-30-01                33,315         33,207         30,086
      6-30-02                28,203         27,223         24,935

===== Waddell & Reed Advisors Accumulative Fund, Class A Shares(1) -- $28,203 ----- S&P 500 Index -- $27,223
+++++ Lipper Multi-Cap Core Funds Universe Average  -- $24,935

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                           Average Annual Total Return(2)
                    Class A     Class B      Class C     Class Y
                    ---------------------------------------------

1-year period ended
  6-30-02          -20.21%     -19.22%      -16.18%      -15.16%
5-year period ended
  6-30-02            7.66%       ---          ---          9.13%
10-year period ended
  6-30-02           12.10%       ---          ---         ---
Since inception
  of Class(3)
  through 6-30-02    ---          2.56%       2.82%       12.75%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
(3)10-4-99 for Class B shares, 10-6-99 for Class C shares and 7-11-95 for Class Y shares (the date on which shares were first acquired by shareholders).

   Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction on taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF ACCUMULATIVE FUND
-----------------------------------------------------------------
Accumulative Fund

GOALS
Seeks capital growth, with current income as a secondary goal.

Strategy
Invests primarily in common stocks of U.S. and foreign companies with large market capitalizations that have slightly higher market volatility and slightly higher growth rates than other stocks.

Founded
1940

Scheduled Dividend Frequency
Semiannually (June and December)


Performance Summary -- Class A Shares

        Per Share Data
For the Fiscal Year Ended June 30, 2002
-----------------------------------------

Dividends paid                   $0.02
                                 =====
Capital gains distribution       $0.85
                                 =====
Net asset value on
   6-30-02  $5.63 adjusted to:   $6.48(A)
   6-30-01                        7.60
                                 -----
Change per share                $(1.12)
                                 =====

(A)This number includes the capital gains distribution of $0.85 paid in December 2001 added to the actual net asset value on June 30, 2002.

   Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF ACCUMULATIVE FUND
-----------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------     -----------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 6-30-02    -20.21%      -15.34%         -19.22%       -16.29%
 5-year period
  ended 6-30-02      7.66%        8.94%           ---           ---
10-year period
  ended 6-30-02     12.10%       12.76%           ---           ---
Since inception
  of Class(F)        ---          ---             2.56%         3.25%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return (A)

Period               Class C(B)  Class Y(C)
------            ----------   ----------
 1-year period
  ended 6-30-02    -16.18%      -15.16%
 5-year period
  ended 6-30-02      ---          9.13%
10-year period
  ended 6-30-02      ---          ---
Since inception
  of Class(D)        2.82%       12.75%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-6-99 for Class C shares and 7-11-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF ACCUMULATIVE FUND
-----------------------------------------------------------------
Portfolio Highlights

On June 30, 2002, Waddell & Reed Advisors Accumulative Fund had net assets totaling $1,992,727,906 invested in a diversified portfolio of:

   79.61% Common Stocks
   20.39% Cash and Cash Equivalents


As a shareholder of Waddell & Reed Advisors Accumulative Fund, for every $100 you had invested on June 30, 2002, your Fund owned:

 $20.39  Cash and Cash Equivalents
  18.86  Financial Services Stocks
  14.56  Energy Stocks
  13.13  Technology Stocks
   7.22  Consumer Goods Stocks
   7.08  Health Care Stocks
   6.34  Retail Stocks
   3.98  Miscellaneous Stocks
   3.35  Utilities Stocks
   2.59  Capital Goods Stocks
   2.50  Raw Materials Stocks

THE INVESTMENTS OF ACCUMULATIVE FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS
Aircraft - 10.34%
 Lockheed Martin Corporation  ............ 1,500,000 $  104,250,000
 Raytheon Company  ....................... 2,500,000    101,875,000
                                                     --------------
                                                        206,125,000
                                                     --------------

Banks - 6.02%
 Mellon Financial Corporation  ........... 1,100,000     34,573,000
 National City Corportation  .............   700,000     23,275,000
 UnionBanCal Corporation  ................   850,000     39,822,500
 Washington Mutual, Inc.  ................   600,000     22,266,000
                                                     --------------
                                                        119,936,500
                                                     --------------

Business Equipment and Services - 0.75%
 KPMG Consulting, Inc.*  ................. 1,000,000     14,855,000
                                                     --------------

Capital Equipment - 1.22%
 Cooper Cameron Corporation*  ............   500,000     24,210,000
                                                     --------------

Chemicals -- Petroleum and Inorganic - 0.83%
 Lyondell Chemical Company  .............. 1,100,000     16,610,000
                                                     --------------

Chemicals -- Specialty - 0.64%
 Engelhard Corporation  ..................   450,000     12,744,000
                                                     --------------

Cosmetics and Toiletries - 1.31%
 Avon Products, Inc.  ....................   500,000     26,120,000
                                                     --------------

Defense - 1.60%
 Alliant Techsystems Inc.*  ..............   500,000     31,900,000
                                                     --------------

Electronic Components - 1.19%
 Texas Instruments Incorporated  ......... 1,000,000     23,700,000
                                                     --------------


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF ACCUMULATIVE FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
Forest and Paper Products - 1.16%
 Temple-Inland Inc.  .....................   400,000 $   23,144,000
                                                     --------------

Health Care -- Drugs - 6.00%
 King Pharmaceuticals, Inc.*  ............ 1,500,000     33,375,000
 Pharmacia Corporation  .................. 2,300,000     86,135,000
                                                     --------------
                                                        119,510,000
                                                     --------------

Hospital Supply and Management - 1.08%
 Tenet Healthcare Corporation*  ..........   300,000     21,465,000
                                                     --------------

Insurance -- Life - 1.45%
 Metlife, Inc.  .......................... 1,000,000     28,800,000
                                                     --------------

Insurance -- Property and Casualty - 4.59%
 CNA Financial Corporation*  .............   800,000     21,200,000
 Everest Re Group, Ltd.  .................   248,200     13,886,790
 Hartford Financial Services
   Group Inc. (The) ......................   500,000     29,735,000
 Travelers Property Casualty Corp.*  ..... 1,500,000     26,550,000
                                                     --------------
                                                         91,371,790
                                                     --------------

Leisure Time Industry - 1.02%
 Activision, Inc.*  ......................   700,000     20,338,500
                                                     --------------

Mining - 1.03%
Phelps Dodge Corporation .................   500,000     20,600,000
                                                     --------------

Motor Vehicle Parts - 2.18%
 American Axle & Manufacturing
   Holdings, Inc.* .......................   622,900     18,525,046
 Dana Corporation*  ......................   600,000     11,118,000
 Lear Corporation*  ......................   300,000     13,875,000
                                                     --------------
                                                         43,518,046
                                                     --------------


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF ACCUMULATIVE FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
Non-Residential Construction - 1.37%
 Fluor Corporation  ......................   700,000 $   27,265,000
                                                     --------------

Petroleum -- Canada - 1.77%
 Nabors Industries Ltd.*  ................ 1,000,000     35,300,000
                                                     --------------

Petroleum -- Domestic - 3.71%
 Anadarko Petroleum Corporation  .........   500,000     24,650,000
 Devon Energy Corporation*  ..............   450,000     22,176,000
 Marathon Oil Corporation  ............... 1,000,000     27,120,000
                                                     --------------
                                                         73,946,000
                                                     --------------

Petroleum -- Internationals - 9.08%
 Amerada Hess Corporation  ...............   300,000     24,750,000
 BP Amoco p.l.c., ADR  ...................   600,000     30,294,000
 Conoco Inc.  ............................ 3,500,000     97,300,000
 Exxon Mobil Corporation  ................   700,000     28,644,000
                                                     --------------
                                                        180,988,000
                                                     --------------

Railroad - 1.05%
 Burlington Northern Santa Fe Corporation    700,000     21,000,000
                                                     --------------

Restaurants - 3.41%
 Brinker International, Inc.*  ...........   500,000     15,875,000
 Darden Restaurants, Inc.  ...............   700,000     17,290,000
 Sonic Corp.*  ...........................   378,000     11,871,090
 Wendy's International, Inc.  ............   575,000     22,902,250
                                                     --------------
                                                         67,938,340
                                                     --------------

Retail - General Merchandise - 2.93%
 Costco Wholesale Corporation*  .......... 1,000,000     38,615,000
 Federated Department Stores, Inc.*  .....   500,000     19,850,000
                                                     --------------
                                                         58,465,000
                                                     --------------


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF ACCUMULATIVE FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
Security and Commodity Brokers - 6.80%
 Gallagher (Arthur J.) & Co.  ............ 1,000,000 $   34,650,000
 Goldman Sachs Group, Inc. (The)  ........   300,000     22,005,000
 Merrill Lynch & Co., Inc.  ..............   700,000     28,350,000
 Morgan Stanley Dean Witter & Co.  .......   400,000     17,232,000
 Prudential Financial, Inc.*  ............ 1,000,000     33,360,000
                                                     --------------
                                                        135,597,000
                                                     --------------

Tobacco - 3.73%
 Philip Morris Companies Inc.  ........... 1,700,000     74,256,000
                                                     --------------

Utilities -- Electric - 3.35%
 Dominion Resources, Inc.  ...............   400,000     26,480,000
 Progress Energy, Inc.  ..................   276,800     14,396,368
 TXU Corp.  ..............................   500,000     25,775,000
                                                     --------------
                                                         66,651,368
                                                     --------------

TOTAL COMMON STOCKS - 79.61%                         $1,586,354,544
 (Cost: $1,671,443,725)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Banks - 0.85%
 Wells Fargo & Company,
   1.75%, 7-2-02 .........................    17,000     16,999,174
                                                       ------------

 Beverages - 0.84%
 Anheuser-Busch Companies, Inc.:
   1.73%, 7-9-02 .........................     7,986      7,982,930
   1.73%, 7-11-02 ........................     8,705      8,700,817
                                                     --------------
                                                         16,683,747
                                                     --------------


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF ACCUMULATIVE FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Capital Equipment - 0.75%
 Caterpillar Financial Services Corp.,
   1.73%, 7-8-02 .........................   $15,000 $   14,994,954
                                                     --------------

 Chemicals -- Petroleum and Inorganic - 0.00%
 du Pont (E.I.) de Nemours and Company,
   1.6863%, Master Note ..................         2          2,000
                                                     --------------

 Finance Companies - 1.50%
 USAA Capital Corp.:
   1.73%, 7-8-02 .........................     4,872      4,870,361
   1.78%, 7-15-02 ........................    25,000     24,982,694
                                                     --------------
                                                         29,853,055
                                                     --------------

 Food and Related - 2.00%
 Alcon Finance PLC (Nestle Capital Corp.),
   1.74%, 7-9-02 .........................    10,000      9,996,133
 ConAgra Foods, Inc.,
   1.87%, 7-19-02 ........................    15,000     14,985,975
 Unilever Capital Corporation,
   1.74%, 7-30-02 ........................    15,000     14,978,975
                                                     --------------
                                                         39,961,083
                                                     --------------

 Health Care -- Drugs - 1.19%
 GlaxoSmithKline Finance plc,
   1.75%, 8-13-02 ........................       621        619,702
 Pfizer Inc.,
   1.74%, 7-17-02 ........................    23,053     23,035,172
                                                     --------------
                                                         23,654,874
                                                     --------------

 Health Care -- General - 0.75%
 Baxter International Inc.,
   1.79%, 7-17-02 ........................    15,000     14,988,067
                                                     --------------


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF ACCUMULATIVE FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Household -- General Products - 3.89%
 Kimberly-Clark Corporation:
   1.74%, 7-8-02 .........................   $10,000 $    9,996,617
   1.72%, 7-23-02 ........................    10,000      9,989,489
 Procter & Gamble Company (The):
   1.73%, 7-29-02 ........................    32,552     32,508,200
   1.76%, 7-29-02 ........................    25,000     24,965,778
                                                     --------------
                                                         77,460,084
                                                     --------------

 Multiple Industry - 0.50%
 Detroit Edison Co.,
   1.9%, 7-8-02 ..........................    10,000      9,996,305
                                                     --------------

 Publishing - 0.77%
 Tribune Co.,
   1.8%, 7-16-02 .........................    15,300     15,288,525
                                                     --------------

 Retail -- General Merchandise - 0.75%
 Wal-Mart Stores, Inc.,
   1.72%, 7-30-02 ........................    15,000     14,979,217
                                                     --------------

 Trucking and Shipping - 1.76%
 United Parcel Service, Inc.,
   1.72%, 7-2-02 .........................    35,000     34,998,328
                                                     --------------

 Utilities -- Electric - 1.37%
 Duke Energy Corporation,
   2.0%, 7-1-02 ..........................     7,307      7,307,000
 PacifiCorp,
   2.0%, 7-10-02 .........................    10,000      9,995,000
 Tampa Electric Co.,
   1.88%, 7-10-02 ........................    10,000      9,995,300
                                                     --------------
                                                         27,297,300
                                                     --------------


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF ACCUMULATIVE FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Utilities -- Telephone - 0.50%
 SBC International Inc. (SBC Communications Inc.),
   1.74%, 7-24-02 ........................   $10,029 $   10,017,851
                                                     --------------

Total Commercial Paper - 17.42%                         347,174,564

Municipal Obligation - 1.16%
 California
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds, Shell Oil Company Project,
   Series 1998A (Taxable),
   2.0%, 7-1-02 ..........................    23,135     23,135,000
                                                     --------------

Repurchase Agreement - 0.03%
 J.P. Morgan Securities Inc., 1.78% Repurchase
   Agreement dated 6-28-02, to be
   repurchased at $609,090 on 7-1-02(A) ..       609        609,000
                                                       ------------

United States Government Securities - 2.01%
 Treasury Obligations
 United States Treasury Bills:
   1.71%, 7-5-02 .........................    20,000     19,996,200
   1.71%, 7-11-02 ........................    20,000     19,990,500
                                                      -------------
                                                         39,986,700
                                                      -------------

TOTAL SHORT-TERM SECURITIES - 20.62%                 $  410,905,264
 (Cost: $410,905,264)

TOTAL INVESTMENT SECURITIES - 100.23%                $1,997,259,808
 (Cost: $2,082,348,989)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.23%)      (4,531,902)

NET ASSETS - 100.00%                                 $1,992,727,906


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF ACCUMULATIVE FUND
     June 30, 2002


Notes to Schedule of Investments

  *No dividends were paid during the preceding 12 months.

(A)Collateralized by $647,000 United States Treasury Bond, 5.25% due 2-15-29; market value and accrued interest aggregate $622,933.

 See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

 See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     ACCUMULATIVE FUND
     June 30, 2002
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities -- at value (Notes 1 and 3)  ........$1,997,260
 Cash  .....................................................         1
 Receivables:
   Investment securities sold ..............................   113,077
   Fund shares sold ........................................     8,345
   Dividends and interest ..................................     1,840
 Prepaid insurance premium  ................................        32
                                                            ----------
    Total assets  .......................................... 2,120,555
                                                            ----------
LIABILITIES
 Payable for investment securities purchased  ..............   120,481
 Payable to Fund shareholders  .............................     6,273
 Accrued service fee (Note 2)  .............................       305
 Accrued shareholder servicing (Note 2)  ...................       347
 Accrued management fee (Note 2)  ..........................       200
 Accrued accounting services fee (Note 2)  .................        10
 Accrued distribution fee (Note 2)  ........................        98
 Other  ....................................................       113
                                                            ----------
    Total liabilities  .....................................   127,827
                                                            ----------
      Total net assets .....................................$1,992,728
                                                            ==========
NET ASSETS
 $1.00 par value capital stock:
   Capital stock ...........................................$  354,065
   Additional paid-in capital .............................. 2,184,991
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income .........     1,816
   Accumulated undistributed net realized loss
    on investment transactions  ............................  (463,055)
   Net unrealized depreciation in value of investments .....   (85,089)
                                                            ----------
    Net assets applicable to outstanding units of capital  .$1,992,728
                                                            ==========
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  ..................................................     $5.63
 Class B  ..................................................     $5.52
 Class C  ..................................................     $5.52
 Class Y  ..................................................     $5.63
Capital shares outstanding:
 Class A  ..................................................   341,448
 Class B  ..................................................     8,411
 Class C  ..................................................     2,839
 Class Y  ..................................................     1,367
Capital shares authorized ..................................   575,000


See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     ACCUMULATIVE FUND
     For the Fiscal Year Ended June 30, 2002
     (In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Dividends (net of foreign withholding
    taxes of $134)  ....................                  $21,543
   Interest and amortization ...........                    6,583
                                                        ---------
    Total income  ......................                   28,126
 Expenses (Note 2):                                     ---------
   Investment management fee ...........                   14,240
   Service fee:
    Class A  ...........................                    4,908
    Class B  ...........................                       95
    Class C  ...........................                       28
   Shareholder servicing:
    Class A  ...........................                    3,117
    Class B  ...........................                      191
    Class C  ...........................                       41
    Class Y ............................                       12
   Distribution fee:
    Class A  ...........................                      261
    Class B  ...........................                      286
    Class C  ...........................                       83
   Accounting services fee .............                      118
   Custodian fees ......................                       98
   Legal fees ..........................                       33
   Audit fees ..........................                       19
   Other ...............................                      374
                                                        ---------
    Total expenses  ....................                   23,904
                                                        ---------
      Net investment income ............                    4,222
REALIZED AND UNREALIZED                                 ---------
GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on securities  ......                 (417,162)
 Realized net gain on foreign
   currency transactions ...............                       32
                                                        ---------
   Realized net loss on investments.....                 (417,130)
 Unrealized appreciation in value
   of investments during the period ....                   53,705
                                                        ---------
    Net loss on investments  ...........                 (363,425)
      Net decrease in net assets                        ---------
       resulting from operations  ......                $(359,203)
                                                        =========


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     ACCUMULATIVE FUND
     (In Thousands)
                                     For the    For the     For the
                                      fiscal     fiscal      fiscal
                                        year     period        year
                                       ended      ended       ended
                                      June 30,  June 30,  December 31,
                                        2002       2001        2000
                                     ---------    ------    --------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment income .......... $   4,222   $   6,623  $   16,104
   Realized net gain (loss)
    on investments  ...............  (417,130)    (27,547)    716,568
   Unrealized appreciation
    (depreciation)  ...............    53,705    (245,010)   (288,603)
                                   ----------  ----------  ----------
    Net increase (decrease) in net
      assets resulting from
      operations ..................  (359,203)   (265,934)    444,069
                                   ----------  ----------  ----------
 Distributions to shareholders
   from (Note 1E):(1)
   Net investment income:
    Class A  ......................    (5,129)     (5,923)    (16,833)
    Class B  ......................       ---         ---         ---
    Class C  ......................       ---         ---         ---
    Class Y  ......................       (35)        (26)        (50)
   Realized gains on
    securities transactions:
    Class A  ......................  (248,940)        ---    (552,449)
    Class B  ......................    (4,475)        ---      (3,970)
    Class C  ......................    (1,298)        ---        (728)
    Class Y  ......................      (782)        ---      (1,303)
                                   ----------  ----------  ----------
                                     (260,659)     (5,949)   (575,333)
                                   ----------  ----------  ----------
 Capital share transactions (Note 5)  294,034       3,760     463,334
                                   ----------  ----------  ----------
   Total increase (decrease) ......  (325,828)   (268,123)    332,070
NET ASSETS
 Beginning of period  ............. 2,318,556   2,586,679   2,254,609
                                   ----------  ----------  ----------
 End of period  ...................$1,992,728  $2,318,556  $2,586,679
                                   ==========  ==========  ==========
   Undistributed net
    investment income  ............    $1,816      $2,726      $2,120
                                       ======      ======      ======

(1)See "Financial Highlights" on pages 19 - 22.


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     ACCUMULATIVE FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                            For theFor the
                             fiscal fiscal     For the fiscal year
                               yearperiod       ended December 31,
                              ended ended---------------------------------
                            6-30-026-30-01    2000   1999    1998   1997
                           ----------------  -----  -----   -----  -----
Net asset value,
 beginning of period         $7.60   $8.50  $9.14   $8.28  $7.77   $7.75
                              ----    ----   ----    ----   ----   ----
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.01   0.02    0.07   0.03    0.10   0.10
 Net realized and
   unrealized gain (loss)
   on investments ..          (1.11) (0.90)   1.70   2.01    1.60   2.14
                              ----    ----   ----    ----   ----   ----
Total from investment
 operations  .......          (1.10) (0.88)   1.77   2.04    1.70   2.24
                              ----    ----   ----    ----   ----   ----
Less distributions:
 From net investment
   income ..........          (0.02) (0.02)  (0.07) (0.03)  (0.11) (0.09)
 From capital gains           (0.85)  (0.00) (2.34)  (1.15) (1.08) (2.13)
                              ----    ----   ----    ----   ----   ----
Total distributions           (0.87)  (0.02) (2.41)  (1.18) (1.19) (2.22)
                              ----    ----   ----    ----   ----   ----
Net asset value,
 end of period  ....          $5.63  $7.60   $8.50  $9.14   $8.28  $7.77
                              ====    ====   ====    ====   ====   ====
Total return(1) ....         -15.34%-10.35%  20.16% 25.72%  22.62% 29.58%
Net assets, end of
 period (in millions)        $1,923  $2,277 $2,558  $2,247 $1,864 $1,595
Ratio of expenses to
 average net assets            1.10%   1.04%(2)1.02%  0.98%  0.88%  0.82%
Ratio of net investment
 income to average
 net assets  .......           0.22%  0.58%(2)0.67%  0.30%   1.12%  1.16%
Portfolio turnover
 rate  .............         413.51%184.75% 384.37%372.35% 373.78%313.99%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     ACCUMULATIVE FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                  For the
                            For theFor the For the period
                             fiscal fiscal  fiscal   from
                               year period    year10-4-99(1)
                              ended  ended   endedthrough
                            6-30-026-30-0112-31-0012-31-99
                           --------------------------------
Net asset value,
 beginning of period         $7.53   $8.44  $9.12   $8.43
                             -----   -----   -----  -----
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...         (0.03)  (0.01)   0.00  (0.01)
 Net realized and
   unrealized gain (loss)
   on investments ..         (1.13)  (0.90)   1.66   1.85
                             -----   -----   -----  -----
Total from investment
 operations  .......         (1.16)  (0.91)   1.66   1.84
                             -----   -----   -----  -----
Less distributions:
 From net investment
   income ..........         (0.00)  (0.00)  (0.00) (0.00)
 From capital gains          (0.85)  (0.00)  (2.34) (1.15)
                             -----   -----   -----  -----
Total distributions          (0.85)  (0.00)  (2.34) (1.15)
                             -----   -----   -----  -----
Net asset value,
 end of period  ....         $5.52   $7.53   $8.44  $9.12
                             =====   =====   =====  =====
Total return .......         -16.29%-10.78%  18.92% 22.89%
Net assets, end of
 period (in
 millions)  ........            $46    $29     $19     $3
Ratio of expenses to
 average net assets            2.21%  2.12%(2)2.02%  2.24%(2)
Ratio of net investment
 loss to average
 net assets  .......          -0.90% -0.54%(2)-0.23%-1.40%(2)
Portfolio turnover
 rate  .............         413.51%184.75% 384.37%372.35%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended December 31, 1999.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     ACCUMULATIVE FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                  For the
                            For theFor the For the period
                             fiscal fiscal  fiscal   from
                               year period    year10-6-99(1)
                              ended  ended   endedthrough
                            6-30-026-30-0112-31-0012-31-99
                            ------------------------------
Net asset value,
 beginning of period         $7.52  $8.43   $9.12  $8.53
                             -----  -----   -----  -----
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...         (0.01) (0.01)   0.00  (0.01)
 Net realized and
   unrealized gain (loss)
   on investments ..         (1.14) (0.90)   1.65   1.75
                             -----  -----   -----  -----
Total from investment
 operations  .......         (1.15) (0.91)   1.65   1.74
                             -----  -----   -----  -----
Less distributions:
 From net investment
   income ..........         (0.00) (0.00)  (0.00) (0.00)
 From capital gains          (0.85) (0.00)  (2.34) (1.15)
                             -----  -----   -----  -----
Total distributions          (0.85) (0.00)  (2.34) (1.15)
                             -----  -----   -----  -----
Net asset value,
 end of period  ....         $5.52  $7.52   $8.43  $9.12
                             =====  =====   =====  =====
Total return .......         -16.18%-10.80%  18.81% 21.45%
Net assets, end of
 period (in
 thousands)  .......        $15,676 $5,775  $3,700   $347
Ratio of expenses to
 average net assets            2.07%  2.11%(2)2.10%  2.28%(2)
Ratio of net investment
 loss to average
 net assets  .......          -0.77% -0.54%(2)-0.31%-1.35%(2)
Portfolio turnover
 rate  .............         413.51%184.75% 384.37%372.35%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended December 31, 1999.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     ACCUMULATIVE FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                            For theFor the
                             fiscal fiscal     For the fiscal year
                               yearperiod       ended December 31,
                              ended ended---------------------------------
                            6-30-026-30-01    2000   1999    1998   1997
                           ----------------  -----  -----   -----  -----
Net asset value,
 beginning of period         $7.60   $8.49  $9.14   $8.28  $7.77  $7.75
                              ----    ----   ----    ----   ----   ----
Income (loss) from investment
 operations:
 Net investment income        0.03    0.03   0.08    0.04   0.12   0.11
 Net realized and
   unrealized gain (loss)
   on investments ..          (1.12) (0.89)  1.70    2.01   1.59   2.14
                              ----    ----   ----    ----   ----   ----
Total from investment
 operations  .......          (1.09) (0.86)  1.78    2.05   1.71   2.25
                              ----    ----   ----    ----   ----   ----
Less distributions:
 From net investment
   income ..........          (0.03) (0.03)  (0.09) (0.04)  (0.12) (0.10)
 From capital gains           (0.85) (0.00)  (2.34) (1.15)  (1.08) (2.13)
                               ----    ----   ----    ----   ----   ----
Total distributions           (0.88) (0.03)  (2.43) (1.19)  (1.20) (2.23)
                               ----    ----   ----    ----   ----   ----
Net asset value,
 end of period  ....          $5.63  $7.60   $8.49  $9.14   $8.28  $7.77
                               ====   ====    ====   ====    ====   ====
Total return .......         -15.16%-10.26%  20.39% 25.95%  22.79% 29.67%
Net assets, end of
 period (in millions)            $8     $7      $6     $5      $4     $4
Ratio of expenses to
 average net assets            0.86%  0.83%(1)0.84%  0.80%   0.75%  0.75%
Ratio of net investment
 income to average
 net assets  .......           0.45%  0.75%(1)0.85%  0.49%   1.21%  1.22%
Portfolio turnover
 rate  .............         413.51%184.75% 384.37%372.35% 373.78%313.99%

(1)Annualized

See Notes to Financial Statements.

MANAGER'S DISCUSSION
---------------------------------------------------------------------------
     June 30, 2002

An interview with James D. Wineland, CFA, portfolio manager of Waddell & Reed Advisors Core Investment Fund

This report relates to the operation of Waddell & Reed Advisors Core Investment Fund for the fiscal year ended June 30, 2002. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund had a negative return during a year that was characterized by a prolonged difficult market environment. The Class A shares of the Fund declined
17.06 percent, before the impact of sales load, and declined 21.83 percent, including sales load impact. This compares with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 18.02 percent during the year, and the Lipper Large-Cap Core Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which declined 19.11 percent for the year. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

What affected Fund performance, relative to its benchmark index, during the fiscal year?
We believe that our lower-than-average investments in technology stocks probably helped Fund performance a bit, although the fact that we held technology at all brought overall results down during the period. The Fund's performance reflected the fact that our weightings were generally similar to those of the index. Toward the end of the fiscal year, we sold some telecom and technology issues, while adding to some of our energy and defense holdings, which we anticipate may strengthen the structure of the Fund going forward.

What other market conditions or events influenced the Fund's performance during the fiscal year?
The fiscal year's activity was clearly dominated by the terrorist attacks in September. However, other events also strongly influenced overall performance. The gradual strengthening of the U.S. economy and the ending of the recession provided some positive news, although a variety of negative factors soon arose. Primarily, the continued troubles in the global telecommunications sector affected nearly every company associated with the industry in some fashion. Add to that the very negative impact on investor sentiment provided by the corporate scandals at Enron, Tyco, ImClone, Andersen, and WorldCom, among others, and you have a rather depressed investment environment overall. Other ancillary issues that contributed to the climate include the weakness of U.S. corporate capital expenditures, the continued adjustment to a "post-bubble" investment environment and the growing weakness of the U.S. dollar.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We made some important strategic changes in the Fund in response to the changed stock market conditions. More emphasis has been placed on the preservation of capital, while the dividend yield is being increased. Also, we have attempted to lower the Fund's risk profile with the sale of a number of higher price-to-earnings stocks and a renewed emphasis on stocks that we feel have more sustainable earnings and lower debt exposure.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Over the past year we emphasized energy, health care, aerospace/defense and financial services. Going forward, we intend to continue to focus on these same core industries, with the possible addition of utilities. Overall, we feel that this defensive investment positioning is appropriate as we continue to adjust to the "post-bubble" environment, compounded by the new challenges mentioned above.

Respectfully,

James D. Wineland
Manager
Waddell & Reed Advisors
Core Investment Fund

Comparison of Change in Value of $10,000 Investment

         Waddell & Reed Advisors Core Investment Fund, Class A Shares,
                                 S&P 500 Index
                and Lipper Large-Cap Core Funds Universe Average

                          Waddell &
                      Reed Advisors                        Lipper
                               Core                     Large-Cap
                         Investment                          Core
                              Fund,            S&P          Funds
                            Class A            500       Universe
                             Shares          Index        Average
                          ---------      ---------      ---------
     12-31-92                 9,425         10,000         10,000
     12-31-93                10,938         11,007         11,172
     12-31-94                10,740         11,153         11,078
     12-31-95                13,920         15,344         14,629
     12-31-96                16,756         18,867         17,711
     12-31-97                21,340         25,148         22,628
     12-31-98                26,467         32,366         28,057
     12-31-99                30,810         39,185         33,762
     12-31-00                33,784         35,586         31,317
      6-30-01                29,948         33,207         28,663
      6-30-02                24,839         27,223         23,186

----- Waddell & Reed Advisors Core Investment Fund, Class A Shares(1) -- $24,839 +++++ S&P 500 Index -- $27,223
===== Lipper Large-Cap Core Funds Universe Average -- $23,186

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                           Average Annual Total Return(2)
                    Class A     Class B      Class C     Class Y
                    ---------------------------------------------

1-year period ended
  6-30-02          -21.83%     -21.18%      -18.05%      -16.78%
5-year period ended
  6-30-02            3.07%       ---          ---          4.52%
10-year period ended
  6-30-02           10.38%       ---          ---         ---
Since inception
  of Class(3)
  through 6-30-02    ---         -5.57%      -4.81%       10.02%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
(3)10-4-99 for Class B shares and Class C shares and 6-19-95 for Class Y shares (the date on which shares were first acquired by shareholders).

   Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction on taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF CORE INVESTMENT FUND
-----------------------------------------------------------------
Core Investment Fund

GOALS
Seeks capital growth and income, with a primary emphasis on income.

Strategy
Invests in the common stocks of large U.S. and foreign companies with dominant market positions in their industries and that have the potential for capital appreciation or that the Fund's investment manager expects to resist market decline.

Founded
1940

Scheduled Dividend Frequency
Quarterly (March, June, September, December)


Performance Summary -- Class A Shares

        Per Share Data
For the Fiscal Year Ended June 30, 2002
---------------------------------------------

Dividends paid                   $0.01
                                 =====
Capital gains distribution       $0.26
                                 =====

Net asset value on
   6-30-02 $4.95 adjusted to:    $5.21(A)
   6-30-01                        6.27
                                ------
Change per share                $(1.06)
                                ======

(A)This number includes the capital gains distribution of $0.26 paid in December 2001 added to the actual net asset value on June 30, 2002.

   Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF CORE INVESTMENT FUND
-----------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------     -----------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 6-30-02    -21.83%      -17.06%         -21.18%       -18.05%
 5-year period
  ended 6-30-02      3.07%        4.30%           ---           ---
10-year period
  ended 6-30-02      10.38%      11.03%           ---           ---
Since inception
  of Class(F)        ---          ---            -5.57%        -4.82%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return (A)
Period               Class C(B)  Class Y(C)
------            ----------   ----------
 1-year period
  ended 6-30-02    -18.05%      -16.78%
 5-year period
  ended 6-30-02      ---          4.52%
10-year period
  ended 6-30-02      ---          ---
Since inception
  of Class(D)       -4.81%       10.02%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-4-99 for Class C shares and 6-19-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF CORE INVESTMENT FUND
-----------------------------------------------------------------
Portfolio Highlights

On June 30, 2002, Waddell & Reed Advisors Core Investment Fund had net assets totaling $5,593,784,135 invested in a diversified portfolio of:

   85.28% Common Stocks
   13.99% Cash and Cash Equivalents
    0.73% Preferred Stocks


As a shareholder of Waddell & Reed Advisors Core Investment Fund, for every $100 you had invested on June 30, 2002, your Fund owned:

 $17.53  Energy Stocks
  15.34  Financial Services Stocks
  13.99  Cash and Cash Equivalents
  13.59  Technology Stocks
  12.65  Utilities Stocks
  11.94  Health Care Stocks
   4.47  Raw Materials Stocks
   3.23  Retail Stocks
   2.63  Capital Goods Stocks
   2.33  Consumer Services Stocks
   1.57  Miscellaneous Stocks
   0.73  Preferred Stocks

THE INVESTMENTS OF CORE INVESTMENT FUND
     June 30, 2002

                                              Shares          Value

COMMON STOCKS
Aircraft - 7.50%
 Lockheed Martin Corporation  ............ 4,492,000 $  312,194,000
 Raytheon Company ........................ 2,629,800    107,164,350
                                                     --------------
                                                        419,358,350
                                                     --------------

Aluminum - 1.94%
 Alcoa Incorporated  ..................... 3,270,400    108,413,760
                                                     --------------

Banks - 4.68%
 U.S. Bancorp  ........................... 6,521,900    152,286,365
 Wells Fargo & Company  .................. 2,188,500    109,556,310
                                                     --------------
                                                        261,842,675
                                                     --------------

Beverages - 1.45%
 Anheuser-Busch Companies, Inc.  ......... 1,617,900     80,895,000
                                                     --------------

Broadcasting - 1.29%
 Viacom Inc., Class B*  .................. 1,630,300     72,336,411
                                                     --------------

Capital Equipment - 0.99%
 Caterpillar Inc.  ....................... 1,133,500     55,484,825
                                                     --------------

Chemicals - Petroleum and Inorganic - 1.07%
 du Pont (E.I.) de Nemours and Company  .. 1,351,700     60,015,480
                                                     --------------

Chemicals -- Specialty - 1.46%
 Air Products and Chemicals, Inc.  ....... 1,617,800     81,650,366
                                                     --------------

Computers -- Micro - 0.86%
 Dell Computer Corporation*  ............. 1,836,900     48,062,489
                                                     --------------


See Notes to Schedule of Investments on page 35.

THE INVESTMENTS OF CORE INVESTMENT FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
Computers -- Peripherals - 3.95%
 Microsoft Corporation*  ................. 3,001,200 $  163,955,556
 SAP Aktiengesellschaft, ADR  ............ 2,352,100     57,132,509
                                                     --------------
                                                        221,088,065
                                                     --------------

Electronic Components - 1.28%
 Analog Devices, Inc.*  .................. 1,133,400     33,661,980
 Intel Corporation  ...................... 2,088,200     38,161,855
                                                     --------------
                                                         71,823,835
                                                     --------------

Farm Machinery - 1.64%
 Deere & Company  ........................ 1,909,600     91,469,840
                                                     --------------

Health Care -- Drugs - 8.45%
 Forest Laboratories, Inc.*  ............. 2,462,300    174,330,840
 Pfizer Inc.  ............................ 4,579,650    160,287,750
 Pharmacia Corporation  .................. 2,317,300     86,782,885
 Schering-Plough Corporation  ............ 2,084,600     51,281,160
                                                     --------------
                                                        472,682,635
                                                     --------------

Health Care -- General - 2.77%
 Johnson & Johnson  ......................   816,400     42,665,064
 Wyeth  .................................. 2,188,400    112,046,080
                                                     --------------
                                                        154,711,144
                                                     --------------

Hospital Supply and Management - 0.72%
 Medtronic, Inc.  ........................   941,000     40,321,850
                                                     --------------

Insurance -- Property and Casualty - 6.20%
 American International Group, Inc.  ..... 1,349,780     92,095,489
 Chubb Corporation (The)  ................ 1,891,600    133,925,280
 Munchener Ruckversicherungs -
   Gesellschaft Aktiengesellschaft (A) ...   512,000    120,858,214
                                                     --------------
                                                        346,878,983
                                                     --------------


See Notes to Schedule of Investments on page 35.

THE INVESTMENTS OF CORE INVESTMENT FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
Leisure Time Industry - 1.04%
 Walt Disney Company (The)  .............. 3,061,000 $   57,852,900
                                                     --------------

Petroleum -- Domestic - 6.04%
 Anadarko Petroleum Corporation  ......... 3,942,950    194,387,435
 Burlington Resources Inc.  .............. 3,775,200    143,457,600
                                                     --------------
                                                        337,845,035
                                                     --------------

Petroleum -- International - 5.15%
 Exxon Mobil Corporation  ................ 4,180,340    171,059,513
 Royal Dutch Petroleum Company, NY Shares  2,120,000    117,172,400
                                                     --------------
                                                        288,231,913
                                                     --------------

Petroleum -- Services - 6.34%
 Baker Hughes Incorporated  .............. 4,949,000    164,752,210
 Schlumberger Limited  ................... 2,472,000    114,948,000
 Transocean Sedco Forex Inc.  ............ 2,411,461     75,117,010
                                                     --------------
                                                        354,817,220
                                                     --------------

Retail -- General Merchandise - 3.23%
 Target Corporation  ..................... 4,744,900    180,780,690
                                                     --------------

Security and Commodity Brokers - 4.46%
 Fannie Mae  .............................   742,550     54,763,063
 Freddie Mac  ............................   892,000     54,590,400
 Goldman Sachs Group, Inc. (The)  ........ 1,908,500    139,988,475
                                                     --------------
                                                        249,341,938
                                                     --------------

Trucking and Shipping - 0.12%
 United Parcel Service, Inc., Class B  ...   104,200      6,434,350
                                                     --------------


See Notes to Schedule of Investments on page 35.

THE INVESTMENTS OF CORE INVESTMENT FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
Utilities -- Electric - 5.21%
 Dominion Resources, Inc.  ............... 1,871,150 $  123,870,130
 Duke Energy Corporation*  ............... 2,743,100     85,310,410
 Progress Energy, Inc.  .................. 1,037,600     53,965,576
 TXU Corp.  ..............................   552,000     28,455,600
                                                     --------------
                                                        291,601,716
                                                     --------------

Utilities -- Gas and Pipeline - 1.44%
 El Paso Corporation  .................... 3,906,340     80,509,667
                                                     --------------

Utilities -- Telephone - 6.00%
 BellSouth Corporation  .................. 1,717,400     54,098,100
 Cox Communications, Inc., Class A*  ..... 4,661,400    128,421,570
 SBC Communications Inc.  ................ 3,274,600     99,875,300
 Vodafone Group Plc, ADR  ................ 3,915,000     53,439,750
                                                     --------------
                                                        335,834,720
                                                     --------------

TOTAL COMMON STOCKS - 85.28%                         $4,770,285,857
 (Cost: $4,029,959,096)

PREFERRED STOCKS
Utilities -- Electric - 0.28%
 TXU Corp., 8.125%  ......................   308,100     15,543,645
                                                     --------------

Utilities -- Telephone - 0.45%
 Cox Communications, Inc., 7.0%,
   Convertible ...........................   615,400     25,083,704
                                                     --------------

TOTAL PREFERRED STOCKS - 0.73%                       $   40,627,349
 (Cost: $46,182,167)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Certificate of Deposit - 0.18%
 Lloyds TSB Bank PLC ,
   1.78%, 7-3-02 .........................   $10,000     10,000,000
                                                     --------------


See Notes to Schedule of Investments on page 35.

THE INVESTMENTS OF CORE INVESTMENT FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper
 Banks - 0.59%
 UBS Finance Delaware LLC,
   1.77%, 7-25-02 ........................   $13,000 $   12,984,660
 Wells Fargo & Company,
   1.72%, 7-18-02 ........................    20,000     19,983,756
                                                     --------------
                                                         32,968,416
                                                     --------------

 Beverages - 0.80%
 Anheuser-Busch Companies, Inc.,
   1.73%, 7-9-02 .........................    20,000     19,992,311
 Coca-Cola Company (The),
   1.73%, 7-16-02 ........................    15,000     14,989,187
 Diageo Capital plc,
   1.72%, 7-18-02 ........................    10,000      9,991,878
                                                     --------------
                                                         44,973,376
                                                     --------------

 Capital Equipment - 0.15%
 Caterpillar Financial Services Corp.,
   1.74%, 7-22-02 ........................     8,205      8,196,672
                                                     --------------

 Chemicals -- Petroleum and Inorganic - 0.58%
 Alcoa Incorporated:
   1.72%, 7-16-02 ........................    13,325     13,315,451
   1.74%, 7-29-02 ........................    15,000     14,979,700
 du Pont (E.I.) de Nemours and Company,
   1.6863%, Master Note ..................     4,267      4,267,000
                                                     --------------
                                                         32,562,151
                                                     --------------

 Electrical Equipment - 0.18%
 Emerson Electric Co.,
   1.73%, 7-18-02 ........................    10,000      9,991,830
                                                     --------------


See Notes to Schedule of Investments on page 35.

THE INVESTMENTS OF CORE INVESTMENT FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Finance Companies - 0.29%
 PACCAR Financial Corp.,
   1.74%, 7-11-02 ........................   $16,377 $   16,369,085
                                                     --------------

 Food and Related - 1.56%
 Alcon Finance PLC (Nestle S.A.),
   1.73%, 7-22-02 ........................    20,000     19,979,817
 ConAgra Foods, Inc.,
   1.85%, 7-1-02 .........................    10,000     10,000,000
 General Mills, Inc.,
   1.99%, Master Note ....................     1,365      1,365,000
 Golden Peanut Co.:
   1.76%, 8-19-02 ........................     2,600      2,593,772
   1.75%, 8-21-02 ........................     6,000      5,985,125
 Unilever Capital Corporation:
   1.75%, 7-15-02 ........................    14,000     13,990,472
   1.74%, 7-22-02 ........................    12,500     12,487,313
   1.74%, 7-30-02 ........................    15,000     14,978,974
 Unilever N.V.,
   1.71%, 8-5-12 .........................     6,000      5,990,025
                                                     --------------
                                                         87,370,498
                                                     --------------

 Health Care -- Drugs - 2.51%
 Abbott Laboratories,
   1.74%, 8-21-02 ........................    11,909     11,879,644
 GlaxoSmithKline Finance plc:
   1.75%, 7-23-02 ........................     1,000        998,931
   1.75%, 8-13-02 ........................    36,379     36,302,958
 Merck & Co., Inc.:
   1.78%, 7-1-02 .........................    10,000     10,000,000
   1.76%, 7-8-02 .........................     2,923      2,922,000
 Pfizer Inc.:
   1.73%, 7-12-02 ........................    18,361     18,351,294
   1.73%, 7-16-02 ........................    15,114     15,103,105
   1.74%, 7-17-02 ........................    10,000      9,992,267
 Pharmacia Corporation,
   1.74%, 7-12-02 ........................    34,750     34,731,525
                                                     --------------
                                                        140,281,724
                                                     --------------


See Notes to Schedule of Investments on page 35.

THE INVESTMENTS OF CORE INVESTMENT FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Health Care -- General - 0.27%
 Baxter International Inc.,
   1.79%, 7-17-02 ........................   $15,000 $   14,988,067
                                                     --------------

 Household -- General Products - 0.70%
 Kimberly-Clark Corporation:
   1.73%, 7-10-02 ........................    11,000     10,995,243
   1.73%, 7-15-02 ........................     3,470      3,467,665
   1.72%, 7-23-02 ........................    10,000      9,989,489
   1.74%, 8-16-02 ........................    15,000     14,966,650
                                                     --------------
                                                         39,419,047
                                                     --------------

 Multiple Industry - 0.64%
 BOC Group Inc. (DE),
   1.77%, 7-9-02 .........................    15,935     15,928,732
 Florida Power Corp.,
   1.97%, 7-1-02 .........................    10,000     10,000,000
 Michigan Consolidated Gas Co.,
   1.95%, 7-3-02 .........................    10,000      9,998,917
                                                     --------------
                                                         35,927,649
                                                     --------------

 Publishing - 0.24%
 Tribune Co.,
   1.85%, 7-8-02 .........................    13,500     13,495,144
                                                     --------------

 Restaurants - 0.13%
 McDonald's Corporation,
   1.73%, 7-1-02 .........................     7,457      7,457,000
                                                     --------------

 Retail -- General Merchandise - 0.62%
 May Department Stores Co.,
   1.74%, 7-23-02.........................    20,000     19,978,733
 Wal-Mart Stores, Inc.,
   1.72%, 7-30-02.........................    15,000     14,979,217
                                                     --------------
                                                         34,957,950
                                                     --------------


See Notes to Schedule of Investments on page 35.

THE INVESTMENTS OF CORE INVESTMENT FUND
     June 30, 2002
                                           Principal
                                           Amount in
                                           Thousands          Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Trucking and Shipping - 0.63%
 United Parcel Service, Inc.,
   1.72%, 7-2-02 .........................   $35,000 $   34,998,328
                                                     --------------

 Utilities -- Electric - 0.63%
 PacifiCorp,
   2.00%, 7-10-02 ........................    10,000      9,995,000
 Tampa Electric Co.:
   1.88%, 7-10-02 ........................    10,000      9,995,300
   1.90%, 7-18-02 ........................    15,000     14,986,542
                                                     --------------
                                                         34,976,842
                                                     --------------

 Utilities -- Telephone - 0.50%
 BellSouth Corporation,
   1.72%, 7-18-02 ........................     9,900      9,891,959
 SBC Communications Inc.,
   1.74%, 7-24-02 ........................    17,943     17,923,053
                                                     --------------
                                                         27,815,012
                                                     --------------

Total Commercial Paper - 11.02%                         616,748,791

United States Government Securities
 Agency Obligation - 0.36%
 Federal Home Loan Association,
   1.7%, 7-16-02 .........................    20,000     19,985,833
                                                     --------------

 Treasury Obligations - 1.07%
 United States Treasury Bills:
   1.71%, 7-5-02 .........................   $35,000 $   34,993,350
   1.64%, 7-18-02 ........................    25,000     24,980,639
                                                     --------------
                                                         59,973,989
                                                     --------------

Total United States Government Securities - 1.43%        79,959,822

TOTAL SHORT-TERM SECURITIES - 12.63%                 $  706,708,613
 (Cost: $706,708,613)


See Notes to Schedule of Investments on page 35.

THE INVESTMENTS OF CORE INVESTMENT FUND
     June 30, 2002

                                                              Value

TOTAL INVESTMENT SECURITIES - 98.64%                 $5,517,621,819
 (Cost: $4,782,849,876)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.36%        76,162,316

NET ASSETS - 100.00%                                 $5,593,784,135


Notes to Schedule of Investments

  *No dividends were paid during the preceding 12 months.

(A)Listed on an exchange outside the United States.

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     CORE INVESTMENT FUND
     June 30, 2002
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities -- at value (Notes 1 and 3)  ........$5,517,622
 Receivables:
   Investment securities sold ..............................   114,313
   Dividends and interest ..................................     6,456
   Fund shares sold ........................................     3,981
 Prepaid insurance premium  ................................        49
                                                            ----------
    Total assets  .......................................... 5,642,421
                                                            ----------
LIABILITIES
 Payable to Fund shareholders  .............................    24,025
 Payable for investment securities purchased  ..............    21,457
 Accrued shareholder servicing (Note 2)  ...................     1,142
 Accrued service fee (Note 2)  .............................       822
 Accrued management fee (Note 2)  ..........................       541
 Accrued distribution fee (Note 2)  ........................       231
 Accrued accounting services fee (Note 2)  .................        10
 Other  ....................................................       409
                                                            ----------
    Total liabilities  .....................................    48,637
                                                            ----------
      Total net assets  ....................................$5,593,784
                                                            ==========
NET ASSETS
 $1.00 par value capital stock:
   Capital stock ...........................................$1,129,606
   Additional paid-in capital .............................. 4,351,467
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income .........     4,971
   Accumulated undistributed net realized
    loss on investment transactions  .......................  (627,086)
   Net unrealized appreciation in value of investments .....   734,826
                                                            ----------
    Net assets applicable to outstanding
      units of capital .....................................$5,593,784
                                                            ==========
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  ..................................................     $4.95
 Class B  ..................................................     $4.82
 Class C  ..................................................     $4.82
 Class Y  ..................................................     $4.96
Capital shares outstanding:
 Class A  .................................................. 1,079,328
 Class B  ..................................................    18,271
 Class C  ..................................................     5,440
 Class Y  ..................................................    26,567
Capital shares authorized .................................. 1,895,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     CORE INVESTMENT FUND
     For the Fiscal Year Ended June 30, 2002
     (In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Dividends (net of foreign withholding taxes
    of $668)  ..........................                  $73,076
   Interest and amortization ...........                    7,920
                                                      -----------
    Total income  ......................                   80,996
                                                      -----------
 Expenses (Note 2):
   Investment management fee............                   38,480
   Service fee:
    Class A  ...........................                   14,773
    Class B  ...........................                      221
    Class C  ...........................                       59
   Shareholder servicing:
    Class A  ...........................                   10,898
    Class B  ...........................                      487
    Class C  ...........................                      115
    Class Y  ...........................                      230
   Distribution fee:
    Class A  ...........................                      821
    Class B  ...........................                      664
    Class C  ...........................                      177
   Custodian fees ......................                      444
   Accounting services fee .............                      118
   Legal fees ..........................                       95
   Audit fees ..........................                       26
   Other ...............................                    1,058
                                                      -----------
    Total expenses  ....................                   68,666
                                                      -----------
      Net investment income ............                   12,330
                                                      -----------
REALIZED AND UNREALIZED LOSS ON
INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on securities  ......                 (238,189)
 Realized net loss on written call options                (13,003)
 Realized net loss on foreign
   currency transactions ...............                      (75)
                                                      -----------
   Realized net loss on investments ....                 (251,267)
 Unrealized depreciation in value
   of investments during the period ....                 (979,274)
                                                      -----------
    Net loss on investments  ...........               (1,230,541)
                                                      -----------
      Net decrease in net assets
       resulting from operations  ......              $(1,218,211)
                                                      ===========

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     CORE INVESTMENT FUND
     (In Thousands)
                                     For the    For the     For the
                                      fiscal     fiscal      fiscal
                                        year     period        year
                                       ended      ended       ended
                                      June 30,  June 30,  December 31,
                                        2002       2001        2000
                                     ---------    ------    --------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment income ..........$   12,330  $    5,183  $   10,832
   Realized net gain (loss)
    on investments  ...............  (251,267)   (376,186)  1,701,930
   Unrealized depreciation ........  (979,274)   (603,637)   (922,789)
                                   ----------  ----------  ----------
    Net increase (decrease) in
      net assets resulting
      from operations .............(1,218,211)  (974,640)     789,973
                                   ----------  ----------  ----------
 Distributions to shareholders
   from (Note 1E):(1)
   Net investment income:
    Class A  ......................   (11,525)     (7,037)     (6,785)
    Class B  ......................       ---*        ---         ---
    Class C  ......................       ---         ---         ---
    Class Y  ......................      (732)       (480)       (443)
   Realized gains on
    securities transactions:
    Class A  ......................  (278,778)        ---  (1,711,486)
    Class B  ......................    (3,990)        ---     (14,438)
    Class C  ......................    (1,071)        ---      (3,112)
    Class Y  ......................    (6,596)        ---     (43,005)
                                   ----------  ----------  ----------
                                     (302,692)     (7,517) (1,779,269)
                                   ----------  ----------  ----------
 Capital share transactions (Note 5) (262,964)   (157,549)  1,107,519
                                   ----------  ----------  ----------
   Total increase (decrease) ......(1,783,867) (1,139,706)    118,223
NET ASSETS
 Beginning of period  ............. 7,377,651   8,517,357   8,399,134
                                   ----------  ----------  ----------
 End of period  ...................$5,593,784  $7,377,651  $8,517,357
                                   ==========  ==========  ==========
   Undistributed net investment
    income  .......................    $4,971      $4,973      $7,396
                                       ======      ======      ======

  *Not shown due to rounding.
(1)See "Financial Highlights" on pages 39 - 42.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     CORE INVESTMENT FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:(1)

                            For theFor the
                             fiscal fiscal     For the fiscal year
                               yearperiod       ended December 31,
                              ended ended---------------------------------
                            6-30-026-30-01    2000   1999    1998   1997
                           ----------------  -----  -----   -----  -----
Net asset value,
 beginning of period         $6.27   $7.08  $8.13   $7.52  $7.59   $6.58
                              ----    ----   ----    ----   ----    ----
Income (loss) from investment
 operations:
 Net investment income        0.01    0.00   0.01    0.08   0.20    0.06
 Net realized and
   unrealized gain (loss)
   on investments ..         (1.06)  (0.80)  0.77    1.13   1.66    1.73
                              ----    ----   ----    ----   ----    ----
Total from investment
 operations  .......         (1.05)  (0.80)  0.78    1.21   1.86    1.79
                              ----    ----   ----    ----   ----    ----
Less distributions:
 From net investment
   income ..........         (0.01)  (0.01) (0.01)  (0.08) (0.19)  (0.06)
 From capital gains          (0.26)  (0.00) (1.82)  (0.52) (1.74)  (0.72)
                              ----    ----   ----    ----   ----    ----
Total distributions          (0.27)  (0.01) (1.83)  (0.60) (1.93)   (0.78)
                              ----    ----   ----    ----   ----    ----
Net asset value,
 end of period  ....         $4.95   $6.27  $7.08   $8.13  $7.52   $7.59
                              ====    ====   ====    ====   ====    ====
Total return(2) ....        -17.06% -11.35%  9.65%  16.41% 24.02%  27.34%
Net assets, end of
 period (in
 millions)  ........        $5,348  $7,097 $8,219  $8,102 $7,368  $6,196
Ratio of expenses to
 average net assets           1.04%   0.98%(3)0.94%  0.94%  0.89%   0.84%
Ratio of net investment
 income to average
 net assets  .......          0.20%   0.14%(3)0.12%  0.94%  1.11%   0.74%
Portfolio turnover
 rate  .............         26.70%  15.48% 48.05%  53.79% 49.29%  33.59%

(1)Per share amounts have been adjusted retroactively to reflect the 400% stock dividend effected June 26, 1998.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     CORE INVESTMENT FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                  For the
                            For theFor the For the period
                             fiscal fiscal  fiscal   from
                               year period    year10-4-99(1)
                              ended  ended   endedthrough
                            6-30-026-30-0112-31-0012-31-99
                           -------------------------------
Net asset value,
 beginning of period         $6.16  $6.99   $8.13  $7.77
                             -----  -----   -----  -----
Income (loss) from investment
 operations:
 Net investment loss         (0.03) (0.02)  (0.04) (0.00)
 Net realized and
   unrealized gain (loss)
   on investments ..         (1.05) (0.81)   0.72   0.88
                             -----  -----  ------  -----
Total from investment
 operations  .......         (1.08) (0.83)   0.68   0.88
                             -----  -----   -----  -----
Less distributions:
 From net investment
   income ..........         (0.00) (0.00)  (0.00) (0.00)
 From capital gains          (0.26) (0.00)  (1.82) (0.52)
                             -----  -----   -----  -----
Total distributions          (0.26) (0.00)  (1.82) (0.52)
                             -----  -----   -----  -----
Net asset value,
 end of period  ....         $4.82  $6.16   $6.99  $8.13
                             =====  =====   =====  =====
Total return .......        -18.05%-11.87%   8.43% 11.53%
Net assets, end of
 period (in
 millions)  ........           $88    $86     $72    $13
Ratio of expenses to
 average net assets           2.17%  2.07%(2)1.98%  2.18%(2)
Ratio of net investment
 loss to average
 net assets  .......         -0.92% -0.93%(2)-0.91%-0.59%(2)
Portfolio turnover
 rate  .............         26.70% 15.48%  48.05% 53.79%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended December 31, 1999.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     CORE INVESTMENT FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                  For the
                            For theFor the For the period
                             fiscal fiscal  fiscal   from
                               year period    year10-4-99(1)
                              ended  ended   endedthrough
                            6-30-026-30-0112-31-0012-31-99
                           --------------------------------
Net asset value,
 beginning of period         $6.16  $6.99   $8.13  $7.77
                             -----  -----   -----  -----
Income (loss) from investment
 operations:
 Net investment loss         (0.01) (0.02)  (0.03) (0.00)
 Net realized and
   unrealized gain (loss)
   on investments ..         (1.07) (0.81)   0.71   0.88
                             -----  -----   -----  -----
Total from investment
 operations  .......         (1.08) (0.83)   0.68   0.88
                             -----  -----   -----  -----
Less distributions:
 From net investment
   income ..........         (0.00) (0.00)  (0.00) (0.00)
 From capital gains          (0.26) (0.00)  (1.82) (0.52)
                             -----  -----   -----  -----
Total distributions          (0.26) (0.00)  (1.82) (0.52)
                             -----  -----   -----  -----
Net asset value,
 end of period  ....         $4.82  $6.16   $6.99  $8.13
                             =====  =====   =====  =====
Total return .......        -18.05%-11.87%   8.46% 11.53%
Net assets, end of
 period (in
 millions)  ........           $26    $19     $16     $1
Ratio of expenses to
 average net assets           2.11%  2.10%(2)2.01%  2.23%(2)
Ratio of net investment
 loss to average
 net assets  .......         -0.85% -0.96%(2)-0.95%-0.63%(2)
Portfolio turnover
 rate  .............         26.70% 15.48%  48.05% 53.79%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended December 31, 1999.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     CORE INVESTMENT FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:(1)

                            For theFor the
                             fiscal fiscal     For the fiscal year
                               yearperiod       ended December 31,
                              ended ended---------------------------------
                            6-30-026-30-01    2000   1999    1998   1997
                           ----------------  -----  -----   -----  -----
Net asset value,
 beginning of period         $6.27   $7.09  $8.13   $7.52  $7.59   $6.58
                              ----    ----   ----    ----   ----   ----
Income (loss) from investment
 operations:
 Net investment income        0.03    0.01   0.03    0.10   0.24   0.07
 Net realized and
   unrealized gain (loss)
   on investments ..         (1.05)  (0.81)  0.77    1.13   1.66   1.73
                              ----    ----   ----    ----   ----   ----
Total from investment
 operations  .......         (1.02)  (0.80)  0.80    1.23   1.90   1.80
                              ----    ----   ----    ----   ----   ----
Less distributions:
 From net investment
   income ..........         (0.03)  (0.02) (0.02)  (0.10) (0.23) (0.07)
 From capital gains          (0.26)  (0.00) (1.82)  (0.52) (1.74) (0.72)
                              ----    ----   ----    ----   ----   ----
Total distributions          (0.29)  (0.02) (1.84)  (0.62) (1.97) (0.79)
                              ----    ----   ----    ----   ----   ----
Net asset value,
 end of period  ....         $4.96   $6.27  $7.09   $8.13  $7.52  $7.59
                             =====   =====  =====   =====  =====  =====
Total return .......        -16.78% -11.33%  9.88%  16.67% 24.27% 27.49%
Net assets, end of
 period (in
 millions)  ........          $132    $176   $210    $283   $399   $299
Ratio of expenses to
 average net assets           0.77%   0.74%(2)0.74%  0.73%  0.71%  0.72%
Ratio of net investment
 income to average
 net assets  .......          0.48%   0.38%(2)0.33%  1.18%  1.29%  0.85%
Portfolio turnover
 rate  .............         26.70%  15.48%  48.05% 53.79% 49.29% 33.59%

(1)Per share amounts have been adjusted retroactively to reflect the 400% stock dividend effected June 26, 1998.
(2)Annualized.

See Notes to Financial Statements.

MANAGER'S DISCUSSION
---------------------------------------------------------------------------
    June 30, 2002

An interview with Zachary H. Shafran, portfolio manager of Waddell & Reed Advisors Science and Technology Fund

This report relates to the operation of Waddell & Reed Advisors Science and Technology Fund for the fiscal year ended June 30, 2002. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
In a challenging environment for equities, and especially for technology issues, the Fund performed relatively well, as it significantly outperformed its benchmark index. On an absolute basis, however, the results were nonetheless a bit disappointing. The Class A shares of the Fund declined 19.74 percent, before the impact of sales load, and declined 24.35 percent including the impact of sales load. This compares with the Goldman Sachs Technology Industry Composite Index (reflecting the performance of securities that generally represent the technology sector of the stock market), which declined 42.38 percent for the year, and the Lipper Science & Technology Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which declined 44.31 percent for the year. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

What helped the Fund outperform its benchmark index during the fiscal year?
We adopted a defensive position, in the form of a larger-than-normal cash reserve, coupled with a diverse portfolio that was well underweight in technology. We believe these factors were key to the relative outperformance during the year. The defensive position was particularly helpful to our performance relative to the benchmark index, in our opinion, as the index seemed to hold some overvalued stocks during the year.

What other market conditions or events influenced the Fund's performance during the fiscal year?
A very long and wide-ranging list of things affected the Fund's performance during the year. Continued global economic uncertainty, rising geopolitical instability and, significantly, the terrorist attacks in September, all combined to create an unusual and difficult climate. Corporate America went from the model to emulate across the world to one of shame as ever-larger management abuses and improprieties were uncovered. And these are just a few of the major events. There were a number of other factors that were more directly relevant to the science and technology sectors. Fallout from many telecommunications service providers and media companies taking on too much debt led to ongoing excess capacity in many service, hardware and component businesses. Another result was abnormally aggressive price competition. The science sector, specifically pharmaceuticals and biotechnology, was meanwhile plagued by competition, clinical disappointment and a difficult political and regulatory environment.

What strategies and techniques did you employ that specifically affected the Fund's performance?
Our defensive posture, in the form of a substantial cash position, helped to minimize the losses incurred during the year. The substantial underweight position in technology throughout the year also proved to be a good decision. Also, our investments in companies with recurring revenue and earnings were beneficial. The Fund was negatively impacted by exposure to the cable industry and, to our surprise, by our investments in large pharmaceutical companies.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Rather than emphasize particular sectors during the past year, we found it more appropriate to focus on individual companies. Until recent years, there were a number of broad-based, market driving themes, particularly in the technology sector, that benefited many companies. In the last year, we have had difficulty identifying these types of themes. Throughout the technology sector, there seems to be no "killer application." In the science sector, there appears to be no "blockbuster drug." While the current environment presents new challenges, however, we are becoming increasingly optimistic about what lies ahead. Why?
In technology, much change occurs as companies continue to look for ways to better run their businesses. The real benefits of wireless technology are starting to emerge with the advent of wireless LANs (Local Area Networks), and next generation networks that offer services such as high-speed data. In science, we feel that tremendous opportunities surround addressing increasing medical needs, as well as the utilization of knowledge gained through the sequencing of the human genome. We believe that the challenging times we currently face are providing fertile ground for companies to both strengthen and reinvent themselves, and to take advantage of the many opportunities ahead.

Respectfully,

Zachary H. Shafran
Manager
Waddell & Reed Advisors
Science and Technology Fund

Comparison of Change in Value of $10,000 Investment

      Waddell & Reed Advisors Science and Technology Fund, Class A Shares,
                           S&P 400 Industrials Index,
               Goldman Sachs Technology Industry Composite Index
             and Lipper Science & Technology Funds Universe Average

                          Waddell &
                      Reed Advisors             Goldman    Lipper
                        Science and               Sachs Science &
                         Technology       S&P TechnologyTechnology
                              Fund,       400  Industry     Funds
                            Class AIndustrialsComposite  Universe
                             Shares     Index     Index   Average
                      -------------------------------------------
     12-31-92                 9,425    10,000              10,000
     12-31-93                10,227    10,904              12,408
     12-31-94                11,228    11,321              14,174
     12-31-95                17,444    15,238              20,297
     04-30-96                19,776    16,519    19,776    22,899
     12-31-96                18,901    18,745    23,067    24,730
     12-31-97                20,267    24,606    28,499    27,642
     12-31-98                32,288    32,936    48,198    42,166
     12-31-99                65,522    41,517    91,026    98,591
     12-31-00                56,372    34,705    56,585    67,921
      6-30-01                47,943    32,168    47,002    51,338
      6-30-02                38,479    25,963    27,082    28,590

===== Waddell & Reed Advisors Science and Technology Fund, Class A Shares(1) -- $38,479
+++++ S&P 400 Industrials Index  -- $25,963
***** Goldman Sachs Technology Industry Composite Index -- $27,082
----- Lipper Science & Technology Funds Universe Average -- $28,590

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

  Please note that the Goldman Sachs Technology Industry Composite Index was added as the Fund's benchmark index in the December 31, 2000 Annual Report. Prior to that time the S&P 400 Industrials Index was used as the Fund's benchmark index. For comparison purposes, we will present both indexes in this chart until the Goldman Sachs index has a full 10-year history.

                           Average Annual Total Return(2)
                    Class A     Class B      Class C     Class Y
                    ---------------------------------------------

1-year period ended
  6-30-02          -24.35%     -23.94%      -20.80%      -19.32%
5-year period ended
  6-30-02           13.79%       ---          ---         15.50%
10-*year period ended
  6-30-02           15.99%       ---          ---         ---
Since inception
  of Class(3)
  through 6-30-02    ---         -4.38%      -3.69%       12.71%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
(3)10-4-99 for Class B shares and Class C shares and 2-27-96 for Class Y shares (the date on which shares were first acquired by shareholders).

   Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction on taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF SCIENCE AND TECHNOLOGY FUND
----------------------------------------------------------------------
Science and Technology Fund

GOAL
Seeks long-term capital growth.

Strategy
Concentrates its investments primarily in the equity securities of U.S. and foreign science and technology companies. Science and technology companies are companies whose products, processes or services, in the opinion of the Fund's investment manager, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. As well, the Fund may invest in companies that utilize science and/or technology to improve their existing business even though the business is not within the science and technology industry.

Founded
1950

Scheduled Dividend Frequency
Semiannually (June and December)


Performance Summary -- Class A Shares

        Per Share Data
For the Fiscal Year Ended June 30, 2002
-------------------------------------------
Dividend paid                    $0.01
                                ======

Capital gains distribution       $0.16
                                ======

Net asset value on
   6-30-02 $7.30 adjusted to:    $7.46(A)
   6-30-01                        9.26
                                ------
Change per share                $(1.80)
                                ======

(A)This number includes the capital gains distribution of $0.16 paid in December 2001 added to the actual net asset value on June 30, 2002.

   Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction on taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF SCIENCE AND TECHNOLOGY FUND
----------------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------     -----------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 6-30-02    -24.35%      -19.74%         -23.94%       -20.83%
 5-year period
  ended 6-30-02     13.79%       15.15%           ---           ---
10-year period
  ended 6-30-02     15.99%       16.68%           ---           ---
Since inception
  of Class(F)        ---          ---            -4.38%        -3.73%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period               Class C(B)  Class Y(C)
------            ----------   ----------
 1-year period
  ended 6-30-02    -20.80%      -19.32%
 5-year period
  ended 6-30-02      ---         15.50%
10-year period
  ended 6-30-02      ---          ---
Since inception
  of Class(D)       -3.69%       12.71%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-4-99 for Class C shares and 2-27-96 for Class Y shares (the date on which shares were first acquired by shareholders).

   Investing in companies involved in one specified sector may involve a greater degree of risk than an investment with greater diversification.

SHAREHOLDER SUMMARY OF SCIENCE AND TECHNOLOGY FUND
----------------------------------------------------------------------
Portfolio Highlights

On June 30, 2002, Waddell & Reed Advisors Science and Technology Fund had net assets totaling $1,982,635,019 invested in a diversified portfolio of:

   61.04% Common Stocks
   38.96% Cash and Cash Equivalents

As a shareholder of Waddell & Reed Advisors Science and Technology Fund, for every $100 you had invested on June 30, 2002, your Fund owned:

 $38.96  Cash and Cash Equivalents
  24.25  Health Care Stocks
  10.10  Business Equipment and Services Stocks
   9.94  Energy Stocks
   7.11  Technology Stocks
   4.08  Miscellaneous Stocks
   3.24  Multi-Industry Stocks
   2.32  Utilities Stocks

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS
Aircraft - 1.08%
 Raytheon Company  .......................   526,400 $   21,450,800
                                                     --------------

Broadcasting - 0.03%
 Adelphia Communications Corporation,
   Class A* .............................. 3,095,300        526,201
                                                     --------------

Business Equipment and Services - 2.63%
 Edison Schools Inc.*  ................... 3,338,100      3,354,791
 Euronet Worldwide, Inc.*  ............... 1,890,450     30,218,843
 Getty Images, Inc.*  ....................   547,500     11,899,913
 RSA Security Inc.*  ..................... 1,397,900      6,744,866
                                                     --------------
                                                         52,218,413
                                                     --------------

Capital Equipment - 0.63%
 Cooper Cameron Corporation*  ............   257,300     12,458,466
                                                     --------------

Chemicals -- Specialty - 1.20%
 Pall Corporation  ....................... 1,142,700     23,711,025
                                                     --------------

Communications Equipment - 3.90%
 ADC Telecommunications, Inc.*  .......... 2,487,900      5,684,851
 Cisco Systems, Inc.*  ................... 1,305,900     18,210,776
 NetScreen Technologies, Inc.*  ..........   258,600      2,382,999
 QUALCOMM Incorporated*  .................   479,000     13,165,315
 Symbol Technologies, Inc.  .............. 3,911,900     33,251,150
 Telefonaktiebolaget LM Ericsson,
   ADR, Class B* ......................... 3,241,900      4,684,546
                                                     --------------
                                                         77,379,637
                                                     --------------

Electronic Components - 2.13%
 Agere Systems Inc.*  .................... 7,123,400      9,972,760
 Analog Devices, Inc.*  ..................   891,100     26,465,670
 IXYS Corporation*  ...................... 1,072,610      5,759,916
                                                     --------------
                                                         42,198,346
                                                     --------------


See Notes to Schedule of Investments on page 54.

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
Health Care -- Drugs - 18.43%
 Abbott Laboratories  ....................   521,500 $   19,634,475
 Alcon, Inc.*  ........................... 1,511,200     51,758,600
 Biogen, Inc.*  .......................... 1,418,000     58,740,650
 Cubist Pharmaceuticals, Inc.*  ..........   463,700      4,361,099
 Forest Laboratories, Inc.*  ............. 1,059,700     75,026,760
 Genzyme Corporation - General Division*   1,152,800     22,174,108
 Incyte Genomics, Inc.*  ................. 1,800,000     13,095,000
 IVAX Corporation*  ...................... 1,949,700     21,056,760
 Pfizer Inc.  ............................   906,600     31,731,000
 SICOR Inc.*  ............................   776,499     14,404,056
 Transkaryotic Therapies, Inc.*  ......... 1,483,900     53,487,175
                                                     --------------
                                                        365,469,683
                                                     --------------

Health Care -- General - 2.69%
 CTI Molecular Imaging, Inc.*  ...........   259,850      5,959,660
 Johnson & Johnson  ......................   907,200     47,410,272
                                                     --------------
                                                         53,369,932
                                                     --------------

Hospital Supply and Management - 3.13%
 Anthem, Inc.*  ..........................   918,800     62,000,624
                                                     --------------

Motion Pictures - 1.42%
 AOL Time Warner Inc.*  .................. 1,910,300     28,100,513
                                                     --------------

Multiple Industry - 3.23%
 Garmin Ltd.*  ...........................   608,500     13,426,553
 Samsung Electronics Co., Ltd. (A)  ......   185,200     50,712,276
                                                     --------------
                                                         64,138,829
                                                     --------------

Petroleum -- Domestic - 8.74%
 Apache Corporation  ..................... 1,276,330     73,363,448
 Burlington Resources Inc.  ..............   638,933     24,279,454
 Noble Energy, Inc.  .....................   911,400     32,855,970
 Phillips Petroleum Company  .............   247,600     14,578,688
 Unocal Corporation  .....................   761,400     28,126,116
                                                     --------------
                                                        173,203,676
                                                     --------------


See Notes to Schedule of Investments on page 54.

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
Petroleum - Services - 1.21%
 Baker Hughes Incorporated  ..............   722,000 $   24,035,380
                                                     --------------

Steel - 0.56%
 Lone Star Technologies, Inc.*  ..........   480,800     11,010,320
                                                     --------------

Timesharing and Software - 7.47%
 Concord EFS, Inc. (B)*  ................. 3,279,400     98,824,719
 Micromuse Inc.*  ........................ 1,508,200      6,998,048
 Paychex, Inc.  .......................... 1,350,000     42,234,750
                                                     --------------
                                                        148,057,517
                                                     --------------

Trucking and Shipping - 0.24%
 Hunt (J.B.) Transport Services, Inc.*  ..   162,800      4,804,228
                                                     --------------

Utilities -- Telephone - 2.32%
 Cox Communications, Inc., Class A*  .....   965,800     26,607,790
 Vodafone Group Plc, ADR  ................ 1,422,700     19,419,855
                                                     --------------
                                                         46,027,645
                                                     --------------

TOTAL COMMON STOCKS - 61.04%                         $1,210,161,235
 (Cost: $1,399,596,225)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Certificate of Deposit - 0.50%
 Lloyds TSB Bank PLC,
   1.78%, 7-3-02 .........................   $10,000     10,000,000
                                                     --------------

Commercial Paper
 Banks - 2.67%
 Bank One Corporation,
   1.75%, 7-1-02 .........................    23,000     23,000,000


See Notes to Schedule of Investments on page 54.

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Banks (Continued)
 UBS Finance Delaware LLC,
   1.77%, 7-25-02 ........................   $12,000 $   11,985,840
 Wells Fargo & Company,
   1.72%, 7-18-02 ........................    18,000     17,985,380
                                                     --------------
                                                         52,971,220
                                                     --------------

 Beverages - 3.42%
 Anheuser-Busch Companies, Inc.:
   1.77%, 7-11-02 ........................       500        499,754
   1.72%, 7-19-02 ........................     5,000      4,995,700
 Coca-Cola Company (The):
   1.73%, 7-16-02 ........................    15,000     14,989,187
   1.75%, 7-16-02 ........................     5,059      5,055,311
   1.73%, 7-22-02 ........................    15,000     14,984,863
 Diageo Capital plc:
   1.72%, 7-18-02 ........................    10,000      9,991,878
   1.73%, 7-22-02 ........................    17,405     17,387,435
                                                     --------------
                                                         67,904,128
                                                     --------------

 Capital Equipment - 0.76%
 Caterpillar Financial Services Corp.:
   1.74%, 7-9-02 .........................     5,000      4,998,067
   1.74%, 7-10-02 ........................    10,000      9,995,650
                                                     --------------
                                                         14,993,717
                                                     --------------

 Chemicals -- Petroleum and Inorganic - 2.72%
 Alcoa Incorporated:
   1.74%, 7-29-02 ........................    23,950     23,917,588
   1.75%, 7-29-02 ........................       940        938,721
 du Pont (E.I.) de Nemours and Company,
   1.6863%, Master Note ..................    29,082     29,082,000
                                                     --------------
                                                         53,938,309
                                                     --------------


See Notes to Schedule of Investments on page 54.

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Cosmetics and Toiletries - 0.61%
 Gillette Company (The),
   1.72%, 7-17-02 ........................   $12,000 $   11,990,827
                                                     --------------

 Electrical Equipment - 1.51%
 Emerson Electric Co.,
   1.74%, 7-10-02 ........................    30,000     29,986,950
                                                     --------------

 Finance Companies - 2.98%
 PACCAR Financial Corp.,
   1.74%, 7-9-02 .........................    14,461     14,455,409
 USAA Capital Corp.:
   1.73%, 7-2-02 .........................    22,200     22,198,933
   1.73%, 7-8-02 .........................     4,428      4,426,510
   1.73%, 7-11-02 ........................    18,000     17,991,350
                                                     --------------
                                                         59,072,202
                                                     --------------
 Food and Related - 4.22%
 Alcon Finance PLC (Nestle Capital Corp.),
   1.73%, 7-11-02 ........................    29,700     29,685,728
 ConAgra Foods, Inc.,
   1.87%, 7-19-02 ........................    15,000     14,985,975
 Unilever Capital Corporation:
   1.74%, 7-10-02 ........................    14,000     13,993,910
   1.72%, 7-30-02 ........................    25,000     24,965,361
                                                     --------------
                                                         83,630,974
                                                     --------------

 Health Care -- Drugs - 3.88%
 GlaxoSmithKline Finance plc,
   1.75%, 8-13-02 ........................    25,750     25,696,175
 Merck & Co., Inc.,
   1.78%, 7-1-02 .........................    10,000     10,000,000
 Pfizer Inc.:
   1.73%, 7-5-02 .........................     7,297      7,295,597
   1.73%, 7-12-02 ........................    20,000     19,989,428
   1.74%, 7-17-02 ........................    14,000     13,989,173
                                                     --------------
                                                         76,970,373
                                                     --------------


See Notes to Schedule of Investments on page 54.

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Household -- General Products - 2.60%
 Kimberly-Clark Corporation:
   1.73%, 7-11-02 ........................   $ 8,000 $    7,996,156
   1.74%, 8-16-02 ........................    10,000      9,977,767
 Kimberly-Clark Worldwide Inc.,
   1.73%, 7-23-02 ........................     8,516      8,506,997
 Procter & Gamble Company (The),
   1.73%, 7-18-02 ........................    25,000     24,979,577
                                                     --------------
                                                         51,460,497
                                                     --------------

 Multiple Industry - 0.68%
 BOC Group Inc. (DE),
   1.8%, 7-2-02 ..........................    13,442     13,441,328
                                                     --------------

 Publishing - 1.39%
 Gannett Co.,
   1.75%, 7-11-02 ........................    15,000     14,992,708
 Tribune Co.:
   1.8%, 7-18-02 .........................    10,800     10,790,820
   1.85%, 7-30-02 ........................     1,868      1,865,216
                                                     --------------
                                                         27,648,744
                                                     --------------

 Restaurants - 0.76%
 McDonald's Corporation,
   1.73%, 7-1-02 .........................    15,000     15,000,000
                                                     --------------

 Retail -- General Merchandise - 2.23%
 May Department Stores Co.,
   1.75%, 7-2-02 .........................     7,214      7,213,649
 Wal-Mart Stores, Inc.:
   1.73%, 7-9-02 .........................    22,000     21,991,542
   1.72%, 7-30-02 ........................    15,000     14,979,217
                                                     --------------
                                                         44,184,408
                                                     --------------


See Notes to Schedule of Investments on page 54.

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Security and Commodity Brokers - 1.51%
 IBM Credit Corp.,
   1.73%, 7-17-02 ........................   $30,000 $   29,976,934
                                                     --------------

 Trucking and Shipping - 2.02%
 United Parcel Service, Inc.,
   1.72%, 7-2-02 .........................    40,000     39,998,089
                                                     --------------

 Utilities -- Telephone - 2.18%
 BellSouth Corporation,
   1.74%, 7-17-02 ........................    20,000 $   19,984,533
 SBC International Inc.
   (SBC Communications Inc.):
   1.75%, 7-17-02 ........................    21,500     21,483,278
   1.74%, 7-24-02 ........................     1,778      1,776,023
                                                     --------------
                                                         43,243,834
                                                     --------------

Total Commercial Paper - 36.14%                         716,412,534

Municipal Obligation - 1.26%
 California
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds, Shell Oil Company Project,
   Series 1998A (Taxable),
   2.0%, 7-1-02 ..........................   $25,000 $   25,000,000
                                                     --------------

Repurchase Agreement - 0.54%
 J.P. Morgan Securities Inc., 1.78% Repurchase
   Agreement dated 6-28-02, to be
   repurchased at $10,666,582 on 7-1-02(C)    10,665     10,665,000
                                                       ------------

United States Government Securities
 Agency Obligation - 0.50%
 Federal Home Loan Association,
   1.7%, 7-16-02 .........................    10,000      9,992,917
                                                      -------------


See Notes to Schedule of Investments on page 54.

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (Continued)
United States Government Securities (Continued)
 Treasury Obligations - 3.28%
 United States Treasury Bills:
   1.71%, 7-5-02 .........................   $25,000  $  24,995,264
   1.71%, 7-5-02 .........................    15,000     14,997,150
   1.64%, 7-18-02 ........................    25,000     24,980,639
                                                      -------------
                                                         64,973,053
                                                      -------------

Total United States Government Securities - 3.78%        74,965,970

TOTAL SHORT-TERM SECURITIES - 42.22%                 $  837,043,504
 (Cost: $837,043,504)

TOTAL INVESTMENT SECURITIES - 103.26%                $2,047,204,739
 (Cost: $2,236,639,729)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (3.26%)     (64,569,720)

NET ASSETS - 100.00%                                 $1,982,635,019


See Notes to Schedule of Investments on page 54.

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY FUND
     June 30, 2002

Notes to Schedule of Investments

  *No dividends were paid during the preceding 12 months.

(A)Listed on an exchange outside the United States.

(B)As of June 30, 2002, all or a portion of this security was used as cover for the following written call option (See Note 6 to financial statements):

                         Contracts
     Underlying          Subject  Expiration Month/  Premium     Market
     Security            to Call  Exercise Price    Received      Value
------------------       -------  ----------------  --------      -----
Concord EFS, Inc.         22,435    September/37.5$2,333,151   $554,145
                          ======                  ========== ==========

(C)Collateralized by $10,510,000 United States Treasury Note, 5.0% due 8-15-11; market value and accrued interest aggregate $10,877,668.

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     SCIENCE AND TECHNOLOGY FUND
     June 30, 2002
     (In Thousands)

ASSETS
 Investment securities -- at value (Notes 1 and 3)  ........$2,047,205
 Cash  .....................................................         2
 Receivables:
   Investment securities sold ..............................     2,373
   Fund shares sold ........................................       950
   Dividends and interest ..................................       317
 Prepaid insurance premium  ................................        12
                                                            ----------
    Total assets  .......................................... 2,050,859
                                                            ----------
LIABILITIES
 Payable for investment securities purchased  ..............    57,924
 Payable to Fund shareholders  .............................     8,101
 Accrued shareholder servicing (Note 2) ....................       682
 Outstanding written call options at market (Note 6) .......       554
 Accrued service fee (Note 2)  .............................       254
 Accrued management fee (Note 2)  ..........................       235
 Accrued distribution fee (Note 2)  ........................       144
 Accrued accounting services fee (Note 2)  .................        10
 Other  ....................................................       320
                                                            ----------
    Total liabilities  .....................................    68,224
                                                            ----------
      Total net assets .....................................$1,982,635
                                                            ==========
NET ASSETS
 $1.00 par value capital stock:
   Capital stock ...........................................$  271,818
   Additional paid-in capital .............................. 2,001,579
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment loss ...........      (37)
   Accumulated undistributed net realized
    loss on investment transactions  ....................... (103,069)
   Net unrealized depreciation in value of investments ..... (189,435)
   Net unrealized appreciation in value of written
    call options  ..........................................     1,779
                                                            ----------
    Net assets applicable to outstanding units of capital  .$1,982,635
                                                            ==========
Net asset value per share (net assets divided by shares outstanding):
 Class A  ..................................................     $7.30
 Class B  ..................................................     $7.00
 Class C  ..................................................     $7.01
 Class Y  ..................................................     $7.47
Capital shares outstanding:
 Class A  ..................................................   261,820
 Class B  ..................................................     7,006
 Class C  ..................................................     1,034
 Class Y  ..................................................     1,958
Capital shares authorized ..................................   490,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     SCIENCE AND TECHNOLOGY FUND
     For the Fiscal Year Ended June 30, 2002
     (In Thousands)
INVESTMENT LOSS
 Income (Note 1B):
   Interest and amortization ..........................        $14,330
   Dividends (net of foreign withholding taxes of $49)           9,904
                                                            ----------
    Total income  .....................................         24,234
 Expenses (Note 2):                                         ----------
   Investment management fee ..........................         20,300
   Shareholder servicing:
    Class A  ..........................................          6,188
    Class B  ..........................................            517
    Class C  ..........................................             78
    Class Y  ..........................................             30
   Service fee:
    Class A  ..........................................          5,505
    Class B  ..........................................            135
    Class C  ..........................................             21
   Distribution fee:
    Class A  ..........................................            385
    Class B  ..........................................            406
    Class C  ..........................................             63
   Custodian fees .....................................            195
   Accounting services fee ............................            118
   Legal fees .........................................             51
   Audit fees .........................................             20
   Other ..............................................            442
                                                            ----------
    Total expenses  ...................................         34,454
                                                            ----------
      Net investment loss .............................        (10,220)
REALIZED AND UNREALIZED GAIN (LOSS)                         ----------
 ON INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on securities  .....................       (118,358)
 Realized net gain on written call options  ...........         21,499
 Realized net loss on purchased put options  ............         (573)
 Realized net loss on purchased call options  ...........       (4,521)
 Realized net gain on foreign currency transactions  ....          135
                                                            ----------
   Realized net loss on investments ...................       (101,818)
                                                            ----------
 Unrealized depreciation in value
    of securities during the period  ..................       (403,016)
 Unrealized appreciation in value of written call
    options during the period .........................          6,239
    Unrealized depreciation in value of                     ----------
      investments during the period....................      (396,777)
                                                            ----------
      Net loss on investments .........................      (498,595)
                                                            ----------
       Net decrease in net assets
         resulting from operations ....................      $(508,815)
                                                            ==========

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     SCIENCE AND TECHNOLOGY FUND
     (In Thousands)

                                      For the    For the   For the
                                      fiscal      fiscal    fiscal
                                       year       period  year
                                       ended      ended     ended
                                     June 30,    June 30,December 31,
                                       2002        2001      2000
                                     ---------  ---------   ---------
DECREASE IN NET ASSETS
 Operations:
   Net investment income (loss) ...$  (10,220) $    3,686 $     1,162
   Realized net gain (loss)
    on investments  ...............  (101,818)      4,984   1,116,743
   Unrealized depreciation ........  (396,777)  (504,558) (1,687,573)
                                   ----------  ----------  ----------
    Net decrease in net
      assets resulting from
      operations .................. (508,815)    (495,888)   (569,668)
                                   ----------  ----------  ----------
 Distributions to shareholders
   from (Note 1E):(1)
   Net investment income:
    Class A  ......................    (1,873)     (2,869)        ---
    Class B  ......................       ---         ---         ---
    Class C  ......................       ---         ---         ---
    Class Y  ......................       (40)        (83)        ---
   Realized gains on
    securities transactions:
    Class A  ......................   (42,485)        ---  (1,080,942)
    Class B  ......................      (997)        ---     (18,653)
    Class C  ......................      (156)        ---      (2,853)
    Class Y  ......................      (260)        ---      (8,720)
                                   ----------  ----------  ----------
                                      (45,811)     (2,952) (1,111,168)
                                   ----------  ----------  ----------
 Capital share transactions (Note 5) (216,338)    (64,768)  1,202,589
                                   ----------  ----------  ----------
   Total decrease .................  (770,964)   (563,608)   (478,247)
NET ASSETS
 Beginning of period  ............. 2,753,599   3,317,207   3,795,454
                                   ----------  ----------  ----------
 End of period  ...................$1,982,635  $2,753,599  $3,317,207
                                   ==========  ==========  ==========
   Undistributed net
    investment income (loss) ......      $(37)     $1,896      $1,162
                                         ====      ======      ======

(1)See "Financial Highlights" on pages 58 - 61.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     SCIENCE AND TECHNOLOGY FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:(1)
                            For theFor the
                             fiscal fiscal     For the fiscal year
                               yearperiod       ended December 31,
                              ended ended---------------------------------
                            6-30-026-30-01    2000   1999    1998   1997
                           ----------------  -----  -----   -----  -----
Net asset value,
 beginning of period         $9.26  $10.90 $18.43  $ 9.91  $6.71   $7.78
                              ----    ----   ----    ----   ----    ----
Income (loss) from investment
 operations:
 Net investment income
   (loss) ..........         (0.03)   0.01   0.01   (0.09) (0.03)  (0.01)
 Net realized and
   unrealized gain (loss) on
   investments .....         (1.76)  (1.64) (2.37)  10.12   3.93    0.46
                              ----    ----   ----    ----   ----    ----
Total from investment
 operations  .......         (1.79)  (1.63) (2.36)  10.03   3.90    0.45
                              ----    ----   ----    ----   ----    ----
Less distributions:
 From net investment
   income ..........         (0.01)  (0.01) (0.00)  (0.00) (0.00)  (0.00)
 From capital gains          (0.16)  (0.00) (5.17)  (1.51) (0.70)  (1.52)
                              ----    ----   ----    ----   ----    ----
Total distributions          (0.17)  (0.01) (5.17)  (1.51) (0.70)  (1.52)
                              ----    ----   ----    ----   ----    ----
Net asset value,
 end of period  ....         $7.30  $ 9.26 $10.90  $18.43  $9.91   $6.71
                              ====   ===== ======  ======  =====   =====
Total return(2) ....        -19.74% -14.95%-13.97% 102.93% 59.31%   7.22%
Net assets, end of
 period (in
 millions)  ........        $1,912  $2,658 $3,224  $3,744 $1,668 $1,063
Ratio of expenses to
 average net assets           1.38%   1.32%(3)1.21%  1.16%  1.05%  1.02%
Ratio of net investment
 income (loss) to average
 net assets  .......         -0.38%   0.28%(3)0.04% -0.79% -0.37% -0.18%
Portfolio turnover
 rate  .............         70.44%  52.06%  80.14% 40.35% 55.70% 87.68%

(1)Per share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     SCIENCE AND TECHNOLOGY FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                  For the
                            For theFor the For the period
                             fiscal fiscal  fiscal   from
                               year period    year10-4-99(1)
                              ended  ended   endedthrough
                            6-30-026-30-0112-31-0012-31-99
                           -------------------------------
Net asset value,
 beginning of period         $9.00 $10.66  $18.37 $12.64
                             ----- ------  ------ ------
Income (loss) from investment
 operations:
 Net investment loss         (0.13) (0.04)  (0.13) (0.04)
 Net realized and
   unrealized gain (loss)
   on investments ..         (1.71) (1.62)  (2.41)  7.28
                             ----- ------  ------ ------
Total from investment
 operations  .......         (1.84) (1.66)  (2.54)  7.24
                             ----- ------  ------ ------
Less distributions:
 From net investment
   income ..........         (0.00) (0.00)  (0.00) (0.00)
 From capital gains          (0.16) (0.00)  (5.17) (1.51)
                             ----- ------  ------ ------
Total distributions          (0.16) (0.00)  (5.17) (1.51)
                             ----- ------  ------ ------
Net asset value,
 end of period  ....         $7.00 $ 9.00  $10.66 $18.37
                             ===== ======  ====== ======
Total return .......        -20.83%-15.57% -15.01% 58.62%
Net assets, end of
 period (in
 millions)  ........           $49    $56     $57    $17
Ratio of expenses to
 average net assets           2.83%  2.69%(2)2.45%  2.64%(2)
Ratio of net investment
 loss to average
 net assets  .......         -1.84% -1.10%(2)-1.00%-2.35%(2)
Portfolio turnover
 rate  .............         70.44% 52.06%  80.14% 40.35%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended December 31, 1999.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     SCIENCE AND TECHNOLOGY FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                           For the
                    For the For theFor the  period
                     fiscal  fiscal fiscal    from
                      year   period   year10-4-99(1)
                     ended    ended  ended through
                    6-30-02 6-30-0112-31-0012-31-99
                   -------------------------------
Net asset value,
 beginning of period $9.01  $10.67 $18.38  $12.64
                     -----  ------ ------  ------
Income (loss) from investment
 operations:
 Net investment loss (0.14) (0.04)  (0.13) (0.04)
 Net realized and
   unrealized gain (loss)
   on investments .. (1.70)  (1.62) (2.41)   7.29
                     -----  ------ ------  ------
Total from investment
 operations  ....... (1.84)  (1.66) (2.54)   7.25
                     -----  ------ ------  ------
Less distributions:
 From net investment
   income .......... (0.00)  (0.00) (0.00)  (0.00)
 From capital gains  (0.16)  (0.00) (5.17)  (1.51)
                     -----  ------ ------  ------
Total distributions  (0.16)  (0.00) (5.17)  (1.51)
                     -----  ------ ------  ------
Net asset value,
 end of period  .... $7.01  $ 9.01 $10.67  $18.38
                     =====  ====== ======  ======
Total return .......-20.80% -15.56%-15.01%  58.70%
Net assets, end of
 period (in
 millions)  ........    $7      $9     $9      $3
Ratio of expenses to
 average net assets   2.80%   2.71%(2)2.42%  2.42%(2)
Ratio of net investment
 loss to average
 net assets  ....... -1.82%  -1.12%(2)-1.00%-2.19%(2)
Portfolio turnover
 rate  ............. 70.44%  52.06%  80.14% 40.35%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended December 31, 1999.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     SCIENCE AND TECHNOLOGY FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:(1)

                            For theFor the
                             fiscal fiscal     For the fiscal year
                               yearperiod       ended December 31,
                              ended ended---------------------------------
                            6-30-026-30-01    2000   1999    1998   1997
                           ----------------  -----  -----   -----  -----
Net asset value,
 beginning of period         $9.44  $11.12 $18.65  $ 9.98  $6.74   $7.79
                            ------  ------ ------   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment income
   (loss) ..........          0.05    0.01   0.02   (0.04) (0.01)  (0.00)
 Net realized and
   unrealized gain (loss)
   on investments ..         (1.84)  (1.66) (2.38)  10.22   3.95    0.47
                            ------  ------ ------   -----  -----  -----
Total from investment
 operations  .......         (1.79)  (1.65) (2.36)  10.18   3.94    0.47
                            ------  ------ ------   -----  -----   -----
Less distributions:
 From net investment
   income ..........         (0.02)  (0.03) (0.00)  (0.00) (0.00)  (0.00)
 From capital gains          (0.16)  (0.00) (5.17)  (1.51) (0.70)  (1.52)
                            ------  ------ ------   -----  -----  -----
Total distributions          (0.18)  (0.03) (5.17)  (1.51) (0.70)  (1.52)
                            ------  ------ ------   -----  -----  -----
Net asset value,
 end of period  ....         $7.47  $ 9.44 $11.12  $18.65  $9.98  $6.74
                            ======  ====== ======   =====  =====  =====
Total return .......        -19.32% -14.87%-13.80% 103.72% 59.71%  7.43%
Net assets, end of
 period (in
 millions)  ........           $15     $31    $27     $31     $6     $4
Ratio of expenses to
 average net assets           1.02%   1.00%(2)0.98%  0.95%  0.79%  0.85%
Ratio of net investment
 income (loss) to average
 net assets  .......         -0.01%   0.58%(2)0.26% -0.59% -0.12% -0.01%
Portfolio turnover
 rate  .............         70.44%  52.06% 80.14%  40.35% 55.70% 87.68%

(1)Per share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.
(2)Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
     June 30, 2002

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues four series of capital shares; each series represents ownership of a separate mutual fund. Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Core Investment Fund and Waddell & Reed Advisors Science and Technology Fund (the "Funds") are three of those mutual funds and are the only funds included in these financial statements. Effective for the fiscal period ended June 30, 2001, the Funds changed their fiscal year end for both financial reporting and Federal income tax purposes to June 30 from December 31. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and
     asked prices quoted by major dealers in such stocks.   Restricted
     securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Corporation is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.
     At June 30, 2002, Science and Technology Fund reclassified $10,064,532 between additional paid-in capital and accumulated undistributed net investment income. Net investment income, net realized gains and net assets were not affected by this change.

F.   Options -- See Note 6 -- Options.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments To Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Corporation's investment manager. The Corporation pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by each Fund at the following annual rates:

                                                            Annual
Fund                     Net Asset Breakpoints              Rate
---------------------------------------------------------------------
Waddell & Reed Advisors Accumulative Fund
                         Up to $1 Billion                  0.700%
                         Over $1 Billion up to $2 Billion  0.650%
                         Over $2 Billion up to $3 Billion  0.600%
                         Over $3 Billion                   0.550%

Waddell & Reed Advisors Core Investment Fund
                         Up to $1 Billion                  0.700%
                         Over $1 Billion up to $2 Billion  0.650%
                         Over $2 Billion up to $3 Billion  0.600%
                         Over $3 Billion up to $6 Billion  0.550%
                         Over $6 Billion                   0.500%

Waddell & Reed Advisors Science and
  Technology Fund        Up to $1 Billion                  0.850%
                         Over $1 Billion up to $2 Billion  0.830%
                         Over $2 Billion up to $3 Billion  0.800%
                         Over $3 Billion                   0.760%

The Corporation accrues and pays this fee daily. The Corporation also reimburses WRIMCO for certain out-of-pocket costs.

The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Corporation, including maintenance of each Fund's records, pricing of each Fund's shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, each of the four Funds pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Corporation pays WRSCO a per account charge for shareholder servicing for each shareholder account which was
in existence at any time during the prior month.   The monthly fee is as
follows: Accumulative Fund and Science and Technology Fund - $1.5292; Core Investment Fund - $1.5792. Prior to December 1, 2001, the monthly fee was as follows: Accumulative Fund and Science and Technology Fund - $1.3625; Core Investment Fund - $1.4125. With respect to Class Y shares, the Corporation pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Corporation also reimburses W&R and WRSCO for certain out-of-pocket costs.

As principal underwriter for the Corporation's shares, W&R receives gross sales commissions (which are not an expense of the Corporation) for Class A shares. A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B and Class C shares and is paid to W&R. During the period ended June 30, 2002, W&R received the following amounts in gross sales commissions and deferred sales charges.

                                                       CDSC
                                   Gross Sales    -----------------
                                   Commissions    Class B   Class C
     Waddell & Reed Advisors
      Accumulative Fund           $ 5,167,437   $ 80,323    $3,439
     Waddell & Reed Advisors
      Core Investment Fund         11,246,196    219,578     7,874
     Waddell & Reed Advisors Science
       and Technology Fund          4,953,135    102,460     2,092

With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses. During the period ended June 30, 2002, W&R paid the following amounts: Waddell & Reed Advisors Accumulative Fund
- $3,570,141; Waddell & Reed Advisors Core Investment Fund - $7,164,228 and Waddell & Reed Advisors Science and Technology Fund - $2,934,163.

Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Corporation for Class B and Class C shares, respectively, each Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Core Investment Fund and Waddell & Reed Advisors Science and Technology Fund paid Directors' fees of $89,487, $277,246 and $105,568, respectively, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

Investment securities transactions for the period ended June 30, 2002 are summarized as follows:

                                                     Waddell &
                            Waddell &      Waddell &  Reed Advisors
                        Reed Advisors Reed Advisors Science and
                         Accumulative Core Investment    Technology
                                 Fund           Fund           Fund
                          -----------   ------------   ------------
Purchases of investment
 securities, excluding
 short-term and U.S.
 Government securities$ 7,676,998,080$ 1,629,827,201 $1,306,089,258
Purchases of short-term
 securities            14,028,023,624 14,175,955,995 19,815,667,343
Purchases of options              ---     15,228,757     68,351,927
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities  7,876,205,401  2,615,192,855  1,656,609,092
Proceeds from maturities and sales
 of short-term securities13,751,946,22413,891,348,53119,623,771,840
Proceeds from options             ---      2,225,384     81,309,554

     For Federal income tax purposes, cost of investments owned at June 30, 2002 and the related appreciation (depreciation) were as follows:

                                                                  Aggregate
                                                               Appreciation
                                Cost AppreciationDepreciation(Depreciation)
                      -------------- --------------------------------------
Waddell & Reed Advisors
 Accumulative Fund    $2,083,085,176 $ 46,816,834$132,642,202 $(85,825,368)
Waddell & Reed Advisors
 Core Investment Fund  4,782,849,8761,061,904,235 327,132,292  734,771,943
Waddell & Reed Advisors
 Science and
 Technology Fund       2,237,851,473  251,624,285 442,271,019 (190,646,734)

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Funds' distributed and undistributed earnings and profit for the fiscal year ended June 30, 2002 and the related capital loss carryover and post-October activity were as follows:

                                                    Core   Science and
                                 Accumulative Investment    Technology
                                         Fund       Fund          Fund
                                 -------------------------------------
Net ordinary income...............$ 4,270,689$ 12,478,247         $---
Distributed ordinary income.........2,269,088   7,045,821          ---
Undistributed ordinary income.......2,001,601   5,432,426          ---

Realized long-term capital gains..........---         ---          ---
Distributed long-term capital gains.......---         ---          ---
Undistributed long-term capital gains.....---         ---          ---

Capital loss carryover............144,476,703  56,402,068   44,938,292

Post-October capital
 losses deferred..................285,146,913 194,790,461   56,920,240

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses and net foreign currency losses incurred between each November 1 and the end of its fiscal year ("post-October capital losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by fiscal year in which the capital loss carryovers will expire if not utilized.

                                                    Core   Science and
                                 Accumulative  Investment   Technology
                                         Fund       Fund          Fund
                                 -------------------------------------
2009                              $32,853,319$376,096,551         $---
2010                              144,476,703  56,402,068   44,938,292
                                 ------------ -----------  -----------
Total Carryover                  $177,330,022$432,498,619  $44,938,292
                                 ============ ===========  ===========

NOTE 5 -- Multiclass Operations

Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock for the fiscal year ended June 30, 2002 are summarized below. Amounts are in thousands.

                                                     Core  Science and
                                 Accumulative  Investment   Technology
                                         Fund        Fund         Fund
                                         ----        ----         ----
Shares issued from sale of shares:
 Class A  ......................      105,736     116,989       50,214
 Class B  ......................        5,148       7,863        2,054
 Class C  ......................        2,392       3,428          361
 Class Y  ......................        1,569       4,783       20,909
Shares issued from reinvestment of
 dividends and/or capital gains
 distribution:
 Class A  ......................       38,190      49,234        4,668
 Class B  ......................          742         733          115
 Class C  ......................          215         193           17
 Class Y  ......................          134       1,325           33
Shares redeemed:
 Class A  ......................     (101,929)   (219,235)     (80,220)
 Class B  ......................       (1,338)     (4,219)      (1,358)
 Class C  ......................         (535)     (1,276)        (306)
 Class Y  ......................       (1,252)     (7,574)     (22,299)
                                     --------   ---------     --------
Increase (decrease) in outstanding
 capital shares  ...............       49,072     (47,756)     (25,812)
                                     ========   =========     ========
Value issued from sale of shares:
 Class A  ......................     $676,801    $660,037     $433,774
 Class B  ......................       32,493      43,113       16,959
 Class C  ......................       15,181      18,773        2,985
 Class Y  ......................       10,265      26,788      184,239
Value issued from reinvestment of
 dividends and/or capital gains
 distribution:
 Class A  ......................      232,810     271,747       41,867
 Class B  ......................        4,460       3,972          993
 Class C  ......................        1,290       1,059          151
 Class Y  ......................          814       7,280          300
Value redeemed:
 Class A  ......................     (660,110) (1,223,836)    (687,746)
 Class B  ......................       (8,324)    (22,806)     (11,064)
 Class C  ......................       (3,392)     (6,886)      (2,499)
 Class Y  ......................       (8,254)    (42,205)    (196,297)
                                     --------    --------    ---------
Increase (decrease) in
 outstanding capital  ..........     $294,034  $(262,964)   $(216,338)
                                     ========  ==========   ==========

Transactions in capital stock for the fiscal period ended June 30, 2001 are summarized below. Amounts are in thousands.

                                                     Core  Science and
                                 Accumulative  Investment   Technology
                                         Fund        Fund         Fund
                                         ----        ----         ----
Shares issued from sale of shares:
 Class A  ......................       26,107      76,610       54,851
 Class B  ......................        1,859       4,635        1,395
 Class C  ......................          431       1,140          252
 Class Y  ......................          729       2,001        5,861
Shares issued from reinvestment
 of dividends:
 Class A  ......................          722       1,086          288
 Class B  ......................          ---         ---          ---
 Class C  ......................          ---         ---          ---
 Class Y  ......................            3          77            5
Shares redeemed:
 Class A  ......................      (28,413)   (105,755)     (63,833)
 Class B  ......................         (293)     (1,024)        (568)
 Class C  ......................         (102)       (324)        (133)
 Class Y  ......................         (543)     (3,710)      (4,988)
                                     --------    --------     --------
Increase (decrease) in outstanding
 capital shares  ...............          500     (25,264)      (6,870)
                                     ========    ========     ========
Value issued from sale of shares:
 Class A  ......................     $203,909    $496,769     $536,826
 Class B  ......................       14,356      29,997       13,260
 Class C  ......................        3,348       7,374        2,391
 Class Y  ......................        5,704      13,205       56,309
Value issued from reinvestment
 of dividends:
 Class A  ......................        5,473       6,679        2,631
 Class B  ......................          ---         ---          ---
 Class C  ......................          ---         ---          ---
 Class Y  ......................           23         471           44
Value redeemed:
 Class A  ......................     (221,824)   (679,723)    (622,008)
 Class B  ......................       (2,225)     (6,462)      (5,321)
 Class C  ......................         (786)     (2,036)      (1,239)
 Class Y  ......................       (4,218)    (23,823)     (47,661)
                                     --------   ---------     --------
Increase (decrease) in
 outstanding capital  ..........     $  3,760   $(157,549)    $(64,768)
                                     ========   =========     ========

Transactions in capital stock for the fiscal year ended December 31, 2000 are summarized below. Amounts are in thousands.

                                                     Core  Science and
                                 Accumulative  Investment   Technology
                                         Fund        Fund         Fund
                                         ----        ----         ----
Shares issued from sale of shares:
 Class A  ......................       31,137      91,714      115,792
 Class B  ......................        1,642       7,560        3,183
 Class C  ......................          347       1,941          605
 Class Y  ......................          121       4,389        1,326
Shares issued from reinvestment
 of dividends and/or capital gains
 distribution:
 Class A  ......................       62,375     223,601       88,294
 Class B  ......................          482       2,053        1,662
 Class C  ......................           88         446          255
 Class Y  ......................          164       6,031          519
Shares redeemed:
 Class A  ......................      (38,201)   (151,399)    (111,350)
 Class B  ......................         (120)       (942)        (420)
 Class C  ......................          (34)       (277)        (173)
 Class Y  ......................          (85)    (15,540)      (1,073)
                                     --------    --------     --------
Increase in outstanding capital
 shares  .......................       57,916     169,577       98,620
                                     ========    ========     ========
Value issued from sale of shares:
 Class A  ......................     $307,326  $  800,062   $2,131,530
 Class B  ......................       16,062      65,702       59,021
 Class C  ......................        3,404      16,845       11,126
 Class Y  ......................        1,210      38,498       23,947
Value issued from reinvestment of
 dividends and/or capital gains
 distribution:
 Class A  ......................      515,628   1,577,716    1,003,921
 Class B  ......................        3,959      14,310       18,503
 Class C  ......................          721       3,102        2,841
 Class Y  ......................        1,353      42,671        6,020
Value redeemed:
 Class A  ......................     (383,969) (1,307,433)  (2,024,166)
 Class B  ......................       (1,187)     (7,938)      (6,990)
 Class C  ......................         (341)     (2,419)      (3,056)
 Class Y  ......................         (832)   (133,597)     (20,108)
                                     --------  ----------   ----------
Increase in outstanding capital      $463,334  $1,107,519   $1,202,589
                                     ========  ==========   ==========

NOTE 6 -- Options

Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

For Core Investment Fund, transactions in call options written were as follows:

                               Number of       Premiums
                               Contracts       Received
                               ---------       --------
     Outstanding at
      June 30, 2001                  ---     $      ---
     Options written              10,457      2,225,384
     Options terminated
       in closing purchase       (10,457)    (2,225,384)
       transactions
     Options exercised               ---            ---
     Options expired                 ---            ---
                                   -----     ----------
     Outstanding at
       June 30, 2002                 ---     $      ---
                                   =====     ==========

For Science and Technology Fund, transactions in call options written were as follows:

                               Number of       Premiums
                               Contracts       Received
                               ---------       --------
     Outstanding at
      June 30, 2001               45,041    $19,586,617
     Options written             278,429     58,261,034
     Options terminated
       in closing purchase
       transactions             (211,520)   (56,242,435)
     Options exercised           (61,203)   (13,805,847)
     Options expired             (28,312)    (5,466,218)
                                  ------    -----------
     Outstanding at
       June 30, 2002              22,435    $ 2,333,151
                                  ======    ===========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Funds, Inc.:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Core Investment Fund, and Waddell & Reed Advisors Science and Technology Fund (collectively the "Funds"), three of the mutual funds comprising Waddell & Reed Advisors Funds, Inc., as of June 30, 2002, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for the fiscal year then ended, the fiscal period from January 1, 2001 through June 30, 2001, and the fiscal year ended December 31, 2000 and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the Funds comprising Waddell & Reed Advisors Funds, Inc. as of June 30, 2002, the results of their operations for the fiscal year then ended, the changes in their net assets for the fiscal year then ended, the fiscal period from January 1, 2001 through June 30, 2001, and their fiscal year ended December 31, 2000 and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
August 9, 2002

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                                 PER-SHARE AMOUNTS REPORTABLE AS:
          -------------------------------------------------------
                     For Individuals             For Corporations
               -------------------------------------------------------
  Record         Ordinary  Long-Term               Non- Long-Term
    Date    Total  IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -------------   ---------------------------------------
                               Accumulative Fund
                                    Class A
12-12-01 $0.86240$0.46230   $0.40010 $0.00940  $0.45290  $0.40010
 6-12-02  0.00700 0.00700        ---  0.00700       ---       ---
         ----------------   -------- --------  --------  --------
         $0.86940$0.46930   $0.40010 $0.01640  $0.45290  $0.40010
         ================   ======== ========  ========  ========
                               Accumulative Fund
                              Class B and Class C
12-12-01 $0.85300$0.45290   $0.40010     $---  $0.45290  $0.40010
         ================   ========     ====  ========  ========
                               Accumulative Fund
                                    Class Y
12-12-01 $0.86940$0.46930   $0.40010 $0.01640  $0.45290  $0.40010
 6-12-02  0.01400 0.01400        ---  0.01400       ---       ---
         ----------------   -------- --------  --------  --------
         $0.88340$0.48330   $0.40010 $0.03040  $0.45290  $0.40010
         ================   ======== ========  ========  ========
                              Core Investment Fund
                                    Class A
 9-19-01 $0.00450$0.00450   $    --- $0.00450      $---      $---
12-12-01  0.25740 0.02120    0.23620  0.00100   0.02020   0.23620
 6-12-02  0.00500 0.00500        ---  0.00500       ---       ---
         ----------------   -------- --------  --------  --------
         $0.26690$0.03070   $0.23620 $0.01050  $0.02020  $0.23620
         ================   ======== ========  ========  ========
                              Core Investment Fund
                              Class B and Class C
12-12-01 $0.25640$0.02020   $0.23620     $---  $0.02020   0.23620
         ----------------   --------     ----  --------  --------
         $0.25640$0.02020   $0.23620     $---  $0.02020  $0.23620
         ================   ========     ====  ========  ========
                              Core Investment Fund
                                    Class Y
 9-19-01 $0.01170$0.01170   $    --- $0.01170  $    ---  $    ---
12-12-01  0.26040 0.02420    0.23620  0.00400   0.02020   0.23620
 6-12-02  0.01200 0.01200        ---  0.01200       ---       ---
         ----------------   -------- --------  --------  --------
         $0.28410$0.04790   $0.23620 $0.02770  $0.02020  $0.23620
         ================   ======== ========  ========  ========
                          Science and Technology Fund
                                    Class A
12-12-01 $0.16226$0.01563   $0.14663 $0.00685  $0.00878  $0.14663
         ================   ======== ========  ========  ========
                          Science and Technology Fund
                              Class B and Class C
12-12-01 $0.15541$0.00878   $0.14663     $---  $0.00878  $0.14663
         ================   ========     ====  ========  ========
                          Science and Technology Fund
                                    Class Y
12-12-01 $0.17933$0.03270   $0.14663 $0.02392  $0.00878  $0.14663
         ================  =`======= ========  ========  ========

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Funds, Inc.

Each of the individuals listed below serves as a director for each of the portfolios within the Waddell & Reed Advisors Funds, W&R Funds, Inc., Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. for a total of 47 portfolios served. Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years.

The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

  Disinterested Directors

James M. Concannon (54)
Washburn Law School, 1700 College, Topeka, KS 66621
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School; formerly, Dean, Washburn Law School
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment company

John A. Dillingham (62)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; formerly, Instructor at Central Missouri State University; formerly, Consultant and Director, McDougal Construction Co.
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, American Royal and Salvation Army

David P. Gardner (68)
2441 Iron Canyon Drive, Park City UT 84060
Position held with Fund:  Director
Director since:  1998
Principal Occupation During Past 5 Years: formerly, President, William and Flora Hewlett Foundation
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp., Campus Pipeline, John & Karen Huntsman Foundation and Huntsman Cancer Foundation; formerly, Chairman, George S. and Dolores Dor'e Eccles Foundation; formerly, Director, First Security Corp., Digital Ventures and Charitableway

Linda K. Graves (48)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1995
Principal Occupation During Past 5 Years:  First Lady of Kansas
Other Directorships held by Director: Chairman & Director, Community Foundation of Johnson County; Director, Greater Kansas City Community Foundation, and Friends of Cedar Crest Association; Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (34)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1998
Principal Occupations During Past 5 Years: Vice President & General Counsel, Board of Regents, University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise investments
Other Directorships held by Director: Treasurer, Oklahoma Appleseed (Center for Law and Justice)

John F. Hayes (82)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1988
Principal Occupation During Past 5 Years: Chairman, Gilliland & Hayes, PA, a law firm
Other Directorships held by Director: Director, Central Bank & Trust and Central Financial Corp.; formerly, Director, Central Properties, Inc.

Glendon E. Johnson (77)
13635 Deering Bay Drive, Unit 284, Miami, FL 33158
Position held with Fund:  Director
Director since:  1971
Principal Occupations During Past 5 Years: Retired; formerly, Chief Executive Officer and Director, John Alden Financial Corp.
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (64)
1213 W. 95th Ct., Chartwell #4, Kansas City, MO 64114
Position held with Fund:  Director
Director since:  1995
Principal Occupations During Past 5 Years: Professor, University of Missouri at Kansas City; formerly, Chancellor, University of Missouri at Kansas City
Other Directorships held by Director:  None

Frederick Vogel III (66)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1971
Principal Occupation During Past 5 Years:  Retired
Other Directorships held by Director:  None

  Interested Directors

Robert L. Hechler (65)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer; formerly, Vice President
Director since:  1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director:  None

Henry J. Herrmann (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); Treasurer of WDR (1998 to 1999); Director of W&R (1993 to present); Director of WRIMCO (1992 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present)
Other Directorships held by Director:  None

Frank J. Ross, Jr. (48)
Polsinelli, Shalton & Welte,700 West 47th Street, Suite 1000, Kansas City, MO 64112
Position held with Fund:  Director
Director since:  1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm
Other Directorships held by Director:  Director, Columbian Bank & Trust

Keith A. Tucker (56)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Director since:  1993; Chairman of the Board of Directors since:  1998
Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors, Director and Chief Executive Officer of WDR (1998 to present); Principal Financial Officer of WDR (1998 to 1999); Chairman of the Board of Directors and Director of W&R, WRIMCO and WRSCO (1993 to present); Vice Chairman of the Board of Directors of Torchmark Corporation (1991 to 1998); Chairman of the Board of Directors of Torchmark Distributors, Inc. (1993 to 1997)
Other Directorships held by Director:  Director, Vesta Insurance Group (1996 to
1997)

  Officers

Theodore W. Howard (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Length of Time Served: Vice President,14 years; Treasurer and Principal Accounting Officer, 26 years; Principal Financial Officer, since 2002 Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Vice President of WRSCO (1988 to 2001)
Directorships held:  None

Kristen A. Richards (34)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Secretary and Associate General
Counsel
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)
Directorships held:  None

Daniel C. Schulte (36)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Assistant Secretary and General
Counsel
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Assistant Secretary of WDR (1998 to 2000); an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. (1994 to 1998)
Directorships held:  None

Michael D. Strohm (50)
6300 Lamar Avenue, Overland Park KS 66202
Position held with Fund:  Vice President
Length of Time Served:  since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WDR (1998 to present); Chief Operations Officer of WDR (since 2002); President, Director, Chief Executive Officer and Chief Financial Officer of W&R (since 2002); Senior Vice President of W&R (1994 to 2002); President and Director of WRSCO (1999 to present)
Directorships held:  None

Antonio Intagliata (63)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Senior Vice President and portfolio manager Length of Time Served: 22 years
Principal Occupation(s) During Past 5 Years: Senior Vice President/Vice President of WRIMCO (1979 to present); portfolio manager for WRIMCO (1979 to present)
Directorships held:  None

Zachary H. Shafran (36)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President and portfolio manager
Length of Time Served:  1 year
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRIMCO (2000 to present); Vice President of WRIMCO (1996 to 2000); portfolio manager for investment companies managed by WRIMCO (1996 to present)
Directorships held:  None

James D. Wineland (50)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President and portfolio manager
Length of Time Served:  4 years
Principal Occupation(s) During Past 5 Years: Senior Vice President/Vice President of WRIMCO (1988 to present); portfolio manager for investment companies managed by WRIMCO and its predecessor (1988 to present)
Directorships held:  None

DIRECTORS
Keith A. Tucker, Chairman of the Board
James M. Concannon
John A. Dillingham
David P. Gardner
Linda K. Graves
Joseph Harroz, Jr.
John F. Hayes
Robert L. Hechler
Henry J. Herrmann
Glendon E. Johnson
Frank J. Ross, Jr.
Eleanor B. Schwartz
Frederick Vogel III


SELECTED OFFICERS
Henry J. Herrmann, President
Theodore W. Howard, Vice President and Treasurer
Antonio Intagliata, Vice President
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Zachary H. Shafran, Vice President
Michael D. Strohm, Vice President
James D. Wineland, Vice President

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy
At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected
In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed
While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information
Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right
If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Group of Mutual Funds
-------------------------------------------------------------------
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.

------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CLIENT SERVICES
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355


Our INTERNET address is:
  http://www.waddell.com

NUR1022A(6-02)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.